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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP One Post Office Square Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMI-ANNUAL REPORT

September 30, 2016
(Unaudited)

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	November 10, 2016

Dear Shareholders,

Equity markets had a good third quarter, with the S&P 500 Index up 3.85% and the Russell 2000 Index up 9.05%. Volatility subsided in Q3 after the “Brexit” vote had caused a fleeting selloff at the end of Q2. Year-to-date, the S&P 500 has gained 7.84% and the Russell 2000 is up 11.46%. This is very impressive performance in the face of widespread pessimism and one of the worst starts to the year on record. In fact, the S&P 500 finished Q3 a whopping 18.5% above its mid-February low, when it was down roughly 11% to start the year.

Market leadership changed significantly during the quarter. As we mentioned last quarter, we felt there was a “fear bubble” creeping into the markets as investors continued to chase share prices of “defensive” companies higher. We were concerned the share prices of these stable companies may have more risk in them than many realize, given fairly lofty valuations. In Q3 our fears were realized; the Telecom, Utilities and Consumer Staples sectors were the only areas of the market that witnessed declines, to the tune of 3-5%.

We continue to think that it is a contrarian view to believe the world gets a little better from here. We have expressed this view in our Funds as we have been finding relative value in the more economically-sensitive sectors of the market this year. Our tilt towards those areas across the funds aided performance in the quarter, with the best-performing sectors including Information Technology, Financials, Industrials and Materials.

Going forward we continue to find reasons to be cautiously optimistic. Corporate earnings are forecasted to grow in Q4 (after nearly two years of declines). The uncertainty of the election will soon be behind us, and the economy appears to be able to handle a quarter-point increase in short-term interest rates if the Federal Reserve follows through on its indications of a rate hike in December (after holding rates flat year-to- date). In our view, valuations remain reasonable in light of the easy monetary conditions, pessimism continues to abound and ample cash remains on the sidelines, all of which could assist returns if the global economy continues to heal.

Please read on for a discussion of Fund themes and ideas. We thank you for your trust and look forward to reporting back to you later in the year.

Davenport Core Fund

The following chart represents Davenport Core Fund (DAVPX) performance and the performance of the S&P 500 Index, the Core Fund’s primary benchmark, for the periods ended September 30, 2016.

	Q3 2016	YTD 2016	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* 1/15/98
Core Fund (DAVPX)	5.07%	6.68%	11.12%	8.96%	15.20%	7.42%	6.26%
S&P 500 Index**	3.85%	7.84%	15.43%	11.16%	16.37%	7.24%	6.48%

30-Day SEC Yield: 0.60%; Expense Ratio in current prospectus: 0.92%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Core Fund returned 5.07% in the third quarter, versus a 3.85% return for the S&P 500. Year-to-date, the Fund is up 6.68% relative to a 7.84% return for the broader market. As mentioned in the introduction letter, market leadership changed significantly during Q3, and the Fund was set up favorably to take advantage of that shift.

For example, the Fund’s 0% weighting in the defensive Utility and Telecom sectors aided performance this quarter, as investors’ willingness to pay high valuations for perceived safety finally waned in Q3. In addition, stock picking in the Consumer Discretionary sector aided performance, with PVH (PVH), Priceline (PCLN) and Liberty Broadband (LBRDK/LBRDA) all having standout quarters. Our worst sector was Information Technology, where the Fund’s underweight position was a drag on performance in a hot quarter for technology stocks.

We mentioned our positive view on housing last quarter and added a second housing-related stock to the Fund this quarter: Weyerhaeuser (WY), the largest publicly-traded timberland REIT. After a major overhaul that involved shedding underperforming divisions and doubling its timberland acreage through a large acquisition, WY is well positioned for an improving housing market. We have long been attracted to the timber business. A real and renewable asset, input costs (sun and water) are cheap (or free) and capital intensity is also fairly modest. Over time, timber has a strong track record of low risk and positive returns, after inflation. Furthermore, a constructive building environment should allow the company to bring forward some value.

In addition, we focused on trimming back stocks that have worked well recently—e.g. Starbucks (SBUX), Liberty Broadband (LBRDA)—and added to a few key names that all aided performance during the quarter: FedEx (FDX), Visa (V) and Adobe (ADBE). All three companies are benefiting from long-term secular drivers: e-commerce in the case of FedEx, digital payments in the case of Visa, and the proliferation of data consumption and digital content in the case of Adobe.

Towards the end of the quarter we sold the Fund’s position in Monsanto (MON) amidst acquisition-related uncertainty and put the proceeds to work in Ecolab (ECL), a specialty cleaning chemical producer. ECL has built an enviable track record over the past couple decades with its 85% consumable sales mix, 25,000 strong direct sales force, 95%+ customer retention, and technological innovation driving pricing power. More recently, results (and the stock) have been hampered by weak energy markets and foreign exchange headwinds. As both of these issues improve we think profits are poised to inflect higher. As an enabler of clean water, healthy environments, abundant energy and safe food we see a long runway for Ecolab to continue its mid-teens earnings per share growth rate.

In sum we are pleased with the performance in the quarter and think the actions taken during the quarter further increase the attractiveness of the Fund. We look forward to reporting back at the end of the fiscal year.

The following are transactions performed in the Core Fund for the quarter ended September 30, 2016.

Recent Purchases

Adobe Systems, Inc. (ADBE)—Initially purchased back in March, we elected to make the position more meaningful on our continued confidence in growth of subscription revenue.

Ecolab, Inc. (ECL)—We initiated a position in this leading specialty chemical company this quarter as its cleaning solutions have been increasingly adopted by customers and the company has turned out impressive and consistent growth, consistently growing adjusted Earnings Per Share (EPS) over the last twenty years.

FedEx Corporation (FDX)—We added to the position on weakness during the quarter, following “Brexit” related concerns and forward guidance which fell short of analyst expectations due to increased capital expenditures (which we view favorably over the longer term).

Southwest Airlines Company (LUV)—We added to the position on continued sector weakness, believing the longer term thesis of sound financial management and improving pricing trends remains intact for this best in class domestic operator.

Visa, Inc. (V)—We added to the position during the quarter as shorter-term currency and legal/regulatory headwinds provided an attractive entry point into this longer-term growth story operating one of the best business models around.

Weyerhaeuser Company (WY)—We initiated a position in this leading timberland REIT during the quarter, attracted to the high barriers to entry, renewable asset characteristics, long track record of attractive risk/return characteristics (net of inflation) and leverage to an improving housing market.

Recent Sales

Brookfield Business Partners LP (BBU)—An entity recently created through a special in-kind dividend from Brookfield Asset Management, we elected to sell this position given its K-1 tax treatment and small stub position.

Check Point Software Technologies Ltd. (CHKP)—While we continue to view cybersecurity as an attractive end market, we elected to sell the position, as we are increasingly concerned over competitive pressures negatively impacting market share.

CME Group, Inc. (CME)—While we remain attracted to the shares and own a meaningful position, we elected to reduce the Fund’s exposure somewhat as shares have strengthened alongside moderating fears over high frequency trading.

Liberty Broadband Corporation A Shares (LBRDA)—A strong performer year to date, we elected to sell this position, moving proceeds to more timely opportunities (we retain our position in Liberty Broadband C Shares).

Monsanto Company (MON)—We elected to sell the remainder of the position during the quarter, despite the board’s recent agreement to a takeover offer from Bayer AG (BAYRY). There is still some risk that the deal will not go through. MON’s business remains challenged due to a multiyear crop glut. We opted to put funds to work in a more timely situation.

PVH Corporation (PVH)—With continued solid execution from management, PVH has performed nicely since our addition earlier in the year; thus we elected to reduce the position size, capture profits and move to more attractive risk/reward opportunities.

Starbucks Corporation (SBUX)—While we remain impressed with company’s execution and high margin sales growth, shares have rerated (up) substantially since our initial purchase and we felt it appropriate to sell and move to opportunities with a more favorable risk/reward profile.

Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (DEOPX) performance and the performance of the Russell Midcap Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended September 30, 2016.

	Q3 2016	YTD 2016	1 Year	3 Years*	5 Years*	Since Inception* 12/31/10
Equity Opportunities Fund (DEOPX)	5.00%	8.55%	9.57%	8.11%	15.97%	12.38%
Russell Midcap Index**	4.52%	10.26%	14.25%	9.70%	16.67%	11.76%
S&P 500 Index**	3.85%	7.84%	15.43%	11.16%	16.37%	12.31%

30-Day SEC Yield: 0.10%; Expense Ratio in current prospectus: 0.95%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000®. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Equity Opportunities Fund posted sound results for the third quarter with a gain of 5.00%. This compares to gains of 4.52% and 3.85% for the Russell Mid Cap Index and S&P 500, respectively. Year-to-date, the Fund ended the period up 8.55% versus 10.26% and 7.84% for the Russell Mid Cap and S&P 500. After “Brexit” prompted wild moves at the end of the second quarter, we were pleased to see market volatility subside in Q3. We were also pleased to see solid performance from positions that we added to during the “Brexit” tumult.

Live Nation (LYV) and Wabco (WBC) were among the leading contributors for the quarter. Fortunately, we were able to build each position at the end of Q2 when market weakness created opportunities. WBC was especially impacted by Brexit given its large exposure to Europe. In the case of LYV, a meeting with company management further bolstered our faith in this company’s numerous growth avenues and growing competitive edge in the global concert business.

Dollar Tree (DLTR) was by far the biggest detractor during the quarter. Shares of the retailer declined roughly 15% as investors fretted over a lackluster quarterly update. True, consumer spending trends have been uneven and discount retail has become more of a competitive battleground. However, DLTR has consistently executed in numerous business environments as evidenced by 34 straight quarters of same-store sales growth. We think its unique business model will continue to yield steady growth even in tougher climates. With the acquisition of Family Dollar, the company also now has the opportunity to apply its operating prowess to a much larger store base. We think this deal may yield significant synergies and believe investors are being too short-sighted in their assessment of the company. Hence, DLTR remains one of the Fund’s biggest positions.

We have established a new position in Sherwin Williams (SHW). SHW manufactures and sells paints and coatings and has an impressive history of creating value for shareholders. It has the leading market share in the U.S. for architectural products, which should enjoy the tailwind of an ongoing recovery in the housing market. What’s more, the company recently reached an agreement to acquire Valspar (VAL) for $11.3 billion. This transformational deal would both expand SHW’s geographic presence and greatly enhance its position in the global protective coatings industry. We think synergies from this deal and steady growth in the existing business could allow the company to earn $20/share by the end of the decade.

We continue to feel the Fund could be coiled for upside given the depressed valuations of numerous positions. In addition to some of the names mentioned above, this can be said for top holdings such as Capital One (COF), Carmax (KMX), Colfax (CFX) and TripAdvisor (TRIP). While all are “growth” stories, these companies have faced headwinds that allowed us to build stakes at very favorable prices. We want our best ideas in terms of risk/ reward to be well represented in the Fund’s top holdings and firmly believe that is the case today. Our concentrated approach may cause performance to come in spurts, but over time we think it will yield superior results.

The following are transactions performed in the Equity Opportunities Fund for the quarter ended September 30, 2016.

Recent Purchases

Capital One Financial Corporation (COF)—Given recent “lower for longer” fallout from Brexit, we elected to add to these shares on weakness, as we remain attracted to growth drivers intact within the longer term story.

FNF Group (FNF)—We added to shares of this high quality title insurer during the quarter, believing we are in the early innings of a recovery in housing.

Sherwin-Williams Company (SHW)—Founded in 1866, SHW is a leader in the development and distribution of paints and coatings and boasts a long track record of value creation. As such, we initiated a position during the quarter alongside continued improvement in the housing market and potential synergies following the purchase of Valspar earlier in the year.

TripAdvisor, Inc. (TRIP)—We chose to add to shares of this travel industry leader during the quarter alongside broader weakness in the travel industry and ongoing concerns around the company’s efforts to transition to more of a booking platform.

Zoetis, Inc. (ZTS)—We elected to purchase a position as the company is well diversified both geographically and from a product standpoint, while also being one of the purest ways to play compelling secular growth themes within the companion animal and livestock markets.

Recent Sales

Brookfield Business Partners LP (BBU)—An entity recently created through a special in-kind dividend from BAM, we elected to sell this position, given its K-1 tax treatment and small stub position within the Fund.

Discovery Communications, Inc. A Shares (DISCA)— We continue to hold shares in the name, but given ongoing “cord cutting” concerns and lack of near term catalysts, we opted to chip the position and move proceeds to more timely opportunities.

Discovery Communications, Inc. C Shares (DISCK)— While we are willing to continue owning the stock given a seemingly attractive risk/reward profile, a smaller position seems to make sense as we don’t think the sentiment headwind will abate much as we move into 2017 and therefore elected to chip the position.

Gaming & Leisure Properties, Inc. (GLPI)—While we maintain a meaningful position in the Fund, we opted to reduce the size given recent performance alongside strength in the REIT sector and broader flight to stable income plays.

Liberty Broadband Corporation (LBRDK)—A strong performer year to date, we elected to capture profits and reduce the size of the position, moving proceeds to more timely opportunities from a risk return perspective.

Penn National Gaming, Inc. (PENN)—Having been a great stock for the Fund over time, we elected to sell the remainder of the position and direct proceeds to more attractive opportunities.

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (DVIPX) performance and the performance of the S&P 500 Index, the Value & Income Fund’s primary benchmark, and the Lipper Equity Income Index for the periods ended September 30, 2016.

	Q3 2016	YTD 2016	1 Year	3 Years*	5 Years*	Since Inception* 12/31/10
Value & Income Fund (DVIPX)	1.68%	9.35%	14.73%	9.57%	15.51%	12.39%
S&P 500 Index**	3.85%	7.84%	15.43%	11.16%	16.37%	12.31%
Lipper Equity Income Index**	2.50%	8.86%	14.59%	8.41%	13.93%	10.29%

30-Day SEC Yield: 2.17%; Expense Ratio in current prospectus: 0.93%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Index is an unmanaged index of the 30 largest funds in the Lipper Equity Income fund category. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Value & Income Fund gained 1.68% in the quarter, versus a 2.50% increase for the Lipper Equity Income Index. Year-to-date, the Fund is up 9.35%, compared to the Lipper’s 8.86%.

Standout stocks in the quarter included Las Vegas Sands (LVS), which benefited from improving sales numbers in its Macau casinos, Spectra Energy (SE), which will be acquired by Enbridge (ENB), banks such as Capital One (COF), and REITs which benefited from continued low interest rates. The worst performing sector was Information Technology, where an underweight position cost the Fund performance in a hot quarter for this sector.

During the quarter, the Fund purchased two down-and-out stocks in the consumer discretionary sector: Whirlpool (WHR) and Kroger (KR). Whirlpool is the world’s largest manufacturer of major home appliances and operates a diversified line of well-known brands across the value-premium spectrum such as Whirlpool, KitchenAid, Jenn-Air and Maytag. Currently battling inexpensive foreign competition, WHR shares have sold off, offering an attractive entry point. We see WHR as a self-help, margin improvement story with a focus on cost reduction and productivity initiatives that could enable the company to boost earnings substantially over the next few years.

With $110 billion in sales, Kroger is the second largest grocer in the US. The company has nearly 2,800 densely clustered stores across 35 states, giving the company scale and cost advantages relative to current competitors and new entrants. Over the last several years, KR has put together an impressive track record of same-store-sales growth, market share gains and profit improvement via prudent capital management, private label penetration and technology initiatives. More recently, the shares have weakened due to concerns surrounding competitive threats, fuel margin weakness and deflationary food trends. We felt this was a compelling opportunity to put money to work in a proven value creator with a defensive business model.

To fund these transactions, we took some profits, chipping back positions in Altria (MO), Philip Morris International (PM), and W.P. Carey (WPC), which have all been strong performers this year. We also sold Eastman Chemical (EMN). Although Eastman has made a great deal of progress transitioning from a lower-value commodity chemical company towards a specialty chemical producer with higher market share(s) and margins, the quarter of the business that is still commodity-centric deteriorated alongside the oil selloff and remains challenged, with weak end-market demand and general oversupply. New competitors in Asia have expanded capacity and could limit a recovery in this segment even when oil prices recover.

In sum, we continue to be mindful of the “fear bubble” that has crept into the markets and the expensive prices the market is paying for companies with recession-resistant businesses. We remain disciplined on the valuations we are willing to pay, and continue to find more value in dividend growth stories (as opposed to current yield) and companies that have a bit more cyclicality. We think that we will be rewarded for this disciplined approach and began to see some benefit during Q3.

The following are transactions performed in the Value & Income Fund for the quarter ended September 30, 2016.

Recent Purchases

Merck & Company, Inc. (MRK)—We added to shares during the quarter, as we remain attracted to the robust product pipeline, reduced headwinds from old franchises rolling off, under-levered balance sheet and attractive dividend yield.

The Kroger Company (KR)—Long impressed with the company’s same-store-sales growth, market share gains, prudent capital management and defensive business model, we initiated a position in this second largest US grocer during the quarter as shares weakened alongside fears of competitive threats, fuel margin weakness and deflationary food trends.

Whirlpool Corporation (WHR)—With shares trading at a discount valuation, we chose to initiate a position in WHR during the quarter, attracted to the company’s focus on global cost reduction, productivity initiatives and leverage to an improving US housing market.

Recent Sales

Eastman Chemical Company (EMN)—While the company has continued its transition from a lower-value commodity chemical company towards a specialty chemical producer with higher market shares and margins, we opted to sell the position during the quarter, concerned with increasing levels of competition, overcapacity and little improvement in end markets.

Phillip Morris International, Inc. (PM)—We remain attracted to the company’s strong brand equity, predictable demand patterns and robust pricing power, but with the stock currently sitting near all-time highs, we opted to chip the position and move proceeds to better risk/reward opportunities.

Altria Group, Inc. (MO)—The stock has performed very well throughout the year and currently sits near all-time highs. Though we remain attracted to the company’s strong brand equity, predictable demand patterns and robust pricing power, we felt the funds could be put to better use and thus chipped the position.

Spectra Energy Corporation (SE)—While we remain attracted to the company’s assets, demand-pull growth strategy, and the covered 4.5% current dividend yield, we elected to chip the position and take profits with the stock having rerated substantially this year (up over 50% year-to-date).

W.P. Carey, Inc. (WPC)—In the wake of ever-lower interest rates, shares have benefited from investors favoring stable income-producing securities. We therefore opted to scale back the Fund’s exposure on this strength, taking profits to be used elsewhere in the Fund.

Davenport Small Cap Focus Fund

The following chart represents Davenport Small Cap Focus Fund (DSCPX) performance and the performance of the Russell 2000 Index, the Small Cap Focus Fund’s primary benchmark, for the periods ended September 30, 2016.

	Q3 2016	YTD 2016	1 Year	Since Inception* 12/31/14
Small Cap Focus Fund (DSCPX)	5.55%	16.78%	17.29%	3.72%
Russell 2000® Index**	9.05%	11.46%	15.47%	3.69%

30-Day SEC Yield: 0.02%; Expense Ratio in current prospectus: 1.17%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization and represents approximately 98% of the investable U.S. equity market. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Davenport Small Cap Focus Fund (DSCPX) posted solid absolute results during the third quarter; however, the Fund’s 5.55% advance failed to keep pace with the blistering 9.05% gain for the Russell 2000 Index (more than double the return for the S&P 500 Index). Year-to-date, the Fund’s 16.78% gain remains nicely ahead of the 11.46% rise for the Russell 2000.

On the heels of significant outperformance in Q2, we were not surprised to see relative results wane. While weakness in key holdings such as Boston Beer (SAM) and Coremark Holdings (CORE) served as a drag on results, our strategy’s underweight position in the Information Technology sector (which is heavily emphasized in the Russell 2000) was also a headwind. As a reminder, our bottoms-up orientation and concentrated approach can lead to meaningful variances from benchmark weightings. In this case, we missed out on some momentum in the Information Technology sector. On the positive side, the Fund continued to benefit from key holdings in the regional gaming space, where Monarch Casino (MCRI) and Isle of Capri Casinos (ISLE) posted nice gains.

In the case of ISLE, the stock advanced roughly 30% near quarter end as the company announced it has agreed to be acquired by another one of the Fund’s holdings, El Dorado Resorts (ERI), for stock and cash. We believe this deal is attractive from both shareholder perspectives. As ISLE shareholders, both the transaction multiple and premium paid (30%) are reasonable. As ERI shareholders, we value the company’s increased scale, favorable financing terms, ability to exceed synergy targets and opportunity to quickly de-lever with improved free cash flow conversion. As such, we have chosen to maintain holdings in ERI and ISLE, which will result in a 2.5% position in the combined entity (based on current price levels) once the deal is consummated in 2Q 2017.

We initiated a new position in American Woodmark Corporation (AMWD) during the quarter. Woodmark, headquartered in Winchester, VA, is one of the largest manufacturers of kitchen cabinets and vanities in the U.S. We view this as another way to play a recovering housing market (both new construction and repair/ remodel), a theme we expect to continue for the next few years. In addition to growing end markets, AMWD has seen a dramatic improvement in its operations, with margins increasing to ~10%, from a loss position in 2011. Management accomplished this by closing plants, focusing on the highly profitable dealer channel and improving efficiencies. With double-digit revenue growth forecast over the next few years and some additional margin expansion, we think AMWD can grow earnings at a mid-teens rate for the foreseeable future.

While relative results lagged a bit during the quarter, we are pleased with year-to-date performance. Though we would expect some moderation in the red hot returns the small cap universe has produced over the last couple quarters, we continue to find attractive opportunities to put cash to work and feel confident in the risk/reward profile of the Fund.

Davenport Balanced Income Fund

The following chart represents the performance of the Davenport Balanced Income Fund (DBALX), Morningstar US OE Allocation 50-70% Equity Index, and the S&P 500 Index for the periods ended September 30, 2016.

	Q3 2016	Since Inception 12/31/15
Balanced Income Fund (DBALX)	1.04%	6.93%
Morningstar US OE Allocation 50-70% Equity*	3.12%	6.32%
S&P 500 Index*	3.85%	7.84%

30-Day SEC Yield: 1.34%; Expense Ratio in current prospectus: 1.25%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*

The Morningstar US OE Allocation 50-70% Equity Index is composed of funds which seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and index returns are not indicative of the performance of any specific investment.

The Davenport Balanced Income Fund gained 1.04% in the quarter, versus a 3.12% increase for the Morningstar US OE 50%-70% Equity Index. Year-to-date, the Fund is up 6.93%, compared to the Morningstar’s 6.32%.

Following the volatility induced by the “Brexit” vote at the end of Q2, the fixed income market traded relatively sideways for the third quarter. The Bloomberg Barclays U.S. Intermediate Government Credit Index returned 0.16% for Q3 compared to its year-to-date returns of 4.24%. Treasury yields moved slightly higher during the quarter. The US 10- year Treasury began the quarter at 1.47% and finished Q3 at 1.59% on September 30th, while hitting its year-to-date low of 1.36% on July 8th, post “Brexit.”

The bond allocation of the Fund continues to focus on intermediate maturities. We opportunistically added to the Fund’s fixed positions to increase income, while adding to the exposure in floating rate notes, in order to hedge against the anticipated rising rates, and take advantage of the rise in LIBOR rates due to money market reform. Overall, we feel that our fixed allocation strategically continues to provide current income while providing stability during periods of increased volatility.

The equity portion of the Fund saw standout performance from stocks such as Las Vegas Sands (LVS), which benefited from strong sales in its Macau casinos following recent new property openings, and Spectra Energy (SE), which received a boost following Enbridge’s (ENB)

announcement to purchase Spectra in an all-stock deal. Moreover, the Fund’s REIT holdings continued to benefit from a low interest rate environment. The Fund’s under-weight position in the Information Technology sector was a drag on performance, particularly in the month of July, during which technology outperformed all other sectors.

We initiated a position in Alliance Resource Partners (ARLP), which produces and markets coal primarily to major US utilities and industrials users. Shares weakened as coal inventories remained elevated early in the year following a mild winter with low natural gas prices; however, we believe a rebound in natural gas prices, alongside a normalized winter, will continue to drive increased coal demand and normalize coal stock piles over the next few quarters. The company has responded to recent market conditions by lowering operating expenses and capital expenditures and has focused on maintaining liquidity. Additionally, the company offers a dividend yield of 8%.

In conclusion, we remain valuation sensitive, cognizant of the expensive prices the market is paying for more recession-resistant businesses. As such, we have increased our emphasis on more cyclical businesses, which appear to offer favorable risk/reward profiles. We continue to believe our balanced allocation will provide a lower volatility investment option in uncertain times, with a focus on current income and long term capital appreciation.

We are pleased that The Davenport Funds have had a good year thus far in 2016. We thank you for your trust and look forward to reporting back early next year.

Sincerely,

John P. Ackerly, IV
President, The Davenport Funds

DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns (for periods ended September 30, 2016)
	1 Year	5 Years	10 Years
Davenport Core Fund(a)	11.12%	15.20%	7.42%
Standard & Poor’s 500® Index	15.43%	16.37%	7.24%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns (for periods ended September 30, 2016)
	1 Year	5 Years	Since Inception(b)
Davenport Value & Income Fund(a)	14.73%	15.51%	12.39%
Standard & Poor’s 500® Index	15.43%	16.37%	12.31%
Lipper Equity Income Index	14.59%	13.93%	10.29%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2010.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns (for periods ended September 30, 2016)
	1 Year	5 Years	Since Inception(b)
Davenport Equity Opportunities Fund(a)	9.57%	15.97%	12.38%
Russell Midcap® Index	14.25%	16.67%	11.76%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2010.

DAVENPORT SMALL CAP FOCUS FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns (for periods ended September 30, 2016)
	1 Year	Since Inception(b)
Davenport Small Cap Focus Fund(a)	17.29%	3.72%
Russell 2000® Index	15.47%	3.69%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2014.

DAVENPORT BALANCED INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Total Returns (for period ended September 30, 2016)
Since Inception(b)
Davenport Balanced Income Fund(a)	6.93%
Standard & Poor’s 500® Index	7.84%
Blended 60% Standard & Poor’s 500® Index / 40% Bloomberg Barclays Intermediate Government/Credit Bond Index	6.50%
Morningstar US OE Allocation - 50% to 70% equity	6.32%

(a)	The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2015.

DAVENPORT CORE FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Markel Corporation	3.7%
Brookfield Asset Management, Inc. - Class A	3.4%
Capital One Financial Corporation	3.2%
American Tower Corporation	3.1%
Visa, Inc. - Class A	3.0%
Johnson & Johnson	3.0%
Accenture plc - Class A	2.9%
Danaher Corporation	2.7%
CarMax, Inc.	2.6%
Berkshire Hathaway, Inc. - Class B	2.5%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Johnson & Johnson	3.3%
FNF Group	3.0%
Markel Corporation	2.9%
Capital One Financial Corporation	2.9%
Watsco, Inc.	2.8%
JPMorgan Chase & Company	2.7%
Merck & Company, Inc.	2.7%
Diageo plc - ADR	2.5%
General Electric Company	2.4%
Citigroup, Inc.	2.2%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Capital One Financial Corporation	5.5%
Brookfield Asset Management, Inc. - Class A	5.2%
Colfax Corporation	5.1%
Live Nation Entertainment, Inc.	5.0%
American Tower Corporation	4.9%
CarMax, Inc.	4.9%
WABCO Holdings, Inc.	4.6%
Dollar Tree, Inc.	4.5%
Markel Corporation	4.3%
Discovery Communications, Inc. - Series C	4.2%

DAVENPORT SMALL CAP FOCUS FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Monarch Casino & Resort, Inc.	5.0%
Boston Beer Company, Inc. (The) - Class A	3.7%
Colfax Corporation	3.5%
VCA, Inc.	3.5%
Live Nation Entertainment, Inc.	3.4%
Seaboard Corporation	3.1%
TowneBank	3.1%
Liberty Broadband Corporation - Series C	3.1%
Liberty TripAdvisor Holdings, Inc. - Series A	3.0%
Stewart Information Services Corporation	2.9%

DAVENPORT BALANCED INCOME FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Johnson & Johnson	2.0%
	FNF Group	1.8%
	Markel Corporation	1.7%
	Capital One Financial Corporation	1.7%
	Watsco, Inc.	1.6%
	JPMorgan Chase & Company	1.6%
	Merck & Company, Inc.	1.6%
	Diageo plc - ADR	1.5%
	General Electric Company	1.4%
	Citigroup, Inc.	1.3%

Equity Sector Concentration vs. the S&P 500®Index (60.9% of Net Assets)

Corporate Bond Portfolio (35.0% of Net Assets)		Credit Quality	Composite Quality
Number of Fixed-Income Securities	34	AAA	—%
Average Quality	A	AA	21.2%
Effective Maturity	4.2 yrs.	A	66.1%
Average Effective Duration	3.5 yrs.	BBB	12.7%

Sector Breakdown	% of Corporate Bond Portfolio
Financials	32.1%
Consumer Staples	23.3%
Information Technology	9.8%
Telecommunication Services	9.4%
Health Care	9.1%
Industrials	9.0%
Consumer Discretionary	7.3%

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 96.5%	Shares	Value
Consumer Discretionary — 14.9%
Amazon.com, Inc. (a)	7,866	$6,586,280
CarMax, Inc. (a)	175,597	9,368,100
Discovery Communications, Inc. - Series C (a)	269,609	7,093,413
Liberty Broadband Corporation - Series C (a)	51,714	3,696,517
Liberty SiriusXM Group - Series A (a)	45,012	1,529,508
Liberty SiriusXM Group - Series C (a)	137,789	4,603,530
Priceline Group, Inc. (The) (a)	6,057	8,912,815
PVH Corporation	66,367	7,333,554
Walt Disney Company (The)	53,891	5,004,318
		54,128,035
Consumer Staples — 9.7%
Anheuser-Busch InBev SA/NV - ADR	41,710	5,481,111
J.M. Smucker Company (The)	59,592	8,077,100
Mondelēz International, Inc. - Class A	142,655	6,262,555
Nestlé S.A. - ADR	114,307	9,032,539
PepsiCo, Inc.	57,286	6,230,998
		35,084,303
Energy — 6.5%
Chevron Corporation	44,097	4,538,463
Exxon Mobil Corporation	73,443	6,410,105
Marathon Petroleum Corporation	136,808	5,553,037
Schlumberger Ltd.	87,670	6,894,369
		23,395,974
Financials — 21.1%
Berkshire Hathaway, Inc. - Class B (a)	63,556	9,181,935
Brookfield Asset Management, Inc. - Class A	344,934	12,134,778
Capital One Financial Corporation	160,119	11,501,348
Citigroup, Inc.	177,347	8,376,099
CME Group, Inc. - Class A	65,776	6,874,907
JPMorgan Chase & Company	119,808	7,978,015
Markel Corporation (a)	14,253	13,237,759
Wells Fargo & Company	156,604	6,934,425
		76,219,266
Health Care — 12.8%
AmerisourceBergen Corporation	69,705	5,630,770
Amgen, Inc.	30,831	5,142,919
Celgene Corporation (a)	71,658	7,490,411
Danaher Corporation	125,197	9,814,193
Johnson & Johnson	92,462	10,922,536
Merck & Company, Inc.	120,245	7,504,490
		46,505,319

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.5%(Continued)	Shares	Value
Industrials — 9.6%
FedEx Corporation	42,511	$7,425,821
Fortive Corporation	62,598	3,186,238
General Dynamics Corporation	38,019	5,899,028
General Electric Company	163,340	4,838,131
Southwest Airlines Company	149,356	5,808,455
Union Pacific Corporation	76,914	7,501,422
		34,659,095
Information Technology — 13.8%
Accenture plc - Class A	86,071	10,515,294
Adobe Systems, Inc. (a)	72,374	7,855,474
Alphabet, Inc. - Class A (a)	7,325	5,889,740
Alphabet, Inc. - Class C (a)	6,677	5,189,965
Apple, Inc.	40,822	4,614,927
Oracle Corporation	122,357	4,806,183
Visa, Inc. - Class A	133,221	11,017,377
		49,888,960
Materials — 3.4%
Ecolab, Inc.	45,205	5,502,353
Praxair, Inc.	57,852	6,990,257
		12,492,610
Real Estate — 4.7%
American Tower Corporation	98,097	11,117,333
Weyerhaeuser Company	182,880	5,841,187
		16,958,520

Total Common Stocks (Cost $251,521,776)		$349,332,082

EXCHANGE-TRADED FUNDS — 1.5%	Shares	Value
iShares U.S. Home Construction ETF (Cost $5,372,108)	190,184	$5,239,569

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.1%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.23% (b) (Cost $7,694,912)	7,694,912	$7,694,912

Total Investments at Value — 100.1% (Cost $264,588,796)		$362,266,563

Liabilities in Excess of Other Assets — (0.1%)		(209,010)

Net Assets — 100.0%		$362,057,553

ADR - American Depositary Receipt.

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 96.3%	Shares	Value
Consumer Discretionary — 12.0%
Carnival Corporation	144,525	$7,055,710
Las Vegas Sands Corporation	175,365	10,090,502
McDonald's Corporation	56,170	6,479,771
Ralph Lauren Corporation - Class A	73,509	7,434,700
Six Flags Entertainment Corporation	110,265	5,911,307
Time Warner, Inc.	126,770	10,092,160
Whirlpool Corporation	42,880	6,953,421
Williams-Sonoma, Inc.	138,715	7,085,562
		61,103,133
Consumer Staples — 16.0%
Altria Group, Inc.	113,976	7,206,703
Anheuser-Busch InBev SA/NV - ADR	67,485	8,868,204
Archer-Daniels-Midland Company	170,585	7,193,570
Coca-Cola Company (The)	238,595	10,097,340
Diageo plc - ADR	110,885	12,867,095
Kroger Company (The)	230,100	6,829,368
PepsiCo, Inc.	91,885	9,994,332
Philip Morris International, Inc.	75,520	7,342,054
Procter & Gamble Company (The)	120,335	10,800,066
		81,198,732
Energy — 6.4%
Chevron Corporation	65,101	6,700,195
Exxon Mobil Corporation	81,710	7,131,649
Occidental Petroleum Corporation	138,920	10,130,046
Spectra Energy Corporation	203,395	8,695,136
		32,657,026
Financials — 17.8%
Capital One Financial Corporation	205,890	14,789,079
Citigroup, Inc.	239,840	11,327,643
FNF Group	414,060	15,282,955
JPMorgan Chase & Company	208,175	13,862,373
Markel Corporation (a)	16,065	14,920,690
Regions Financial Corporation	951,885	9,395,105
Wells Fargo & Company	239,115	10,588,012
		90,165,857
Health Care — 7.4%
Johnson & Johnson	143,590	16,962,287
Merck & Company, Inc.	216,380	13,504,276
Sanofi - ADR	188,965	7,216,573
		37,683,136
Industrials — 13.8%
3M Company	57,730	10,173,758
Boeing Company (The)	56,690	7,468,341

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.3%(Continued)	Shares	Value
Industrials — 13.8% (Continued)
Eaton Corporation plc	119,607	$7,859,376
General Electric Company	409,495	12,129,242
Illinois Tool Works, Inc.	77,145	9,245,057
Raytheon Company	66,966	9,116,081
Watsco, Inc.	99,880	14,073,092
		70,064,947
Information Technology — 3.5%
Cisco Systems, Inc.	264,965	8,404,689
Microsoft Corporation	163,733	9,431,021
		17,835,710
Materials — 4.6%
International Paper Company	189,070	9,071,579
Nucor Corporation	127,395	6,299,683
Potash Corporation of Saskatchewan, Inc.	490,995	8,013,038
		23,384,300
Real Estate — 9.7%
Equity LifeStyle Properties, Inc.	96,040	7,412,367
Gaming and Leisure Properties, Inc.	337,519	11,290,010
Lamar Advertising Company - Class A	173,390	11,324,101
Sun Communities, Inc.	104,760	8,221,565
W.P. Carey, Inc.	172,454	11,128,457
		49,376,500
Telecommunication Services — 3.3%
AT&T, Inc.	184,395	7,488,281
Verizon Communications, Inc.	173,910	9,039,842
		16,528,123
Utilities — 1.8%
Dominion Resources, Inc.	122,825	9,122,213

Total Common Stocks (Cost $420,895,539)		$489,119,677

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 3.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.23% (b) (Cost $17,560,886)	17,560,886	$17,560,886

Total Investments at Value — 99.8% (Cost $438,456,425)		$506,680,563

Other Assets in Excess of Liabilities — 0.2%		1,172,629

Net Assets — 100.0%		$507,853,192

ADR - American Depositary Receipt.

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 95.7%	Shares	Value
Consumer Discretionary — 35.1%
CarMax, Inc. (a)	310,535	$16,567,042
Discovery Communications, Inc. - Series C (a)	534,000	14,049,540
Dish Network Corporation - Class A (a)	125,695	6,885,572
Dollar Tree, Inc. (a)	190,991	15,074,920
Hanesbrands, Inc.	455,630	11,504,658
Liberty Broadband Corporation - Series C (a)	188,140	13,448,247
Live Nation Entertainment, Inc. (a)	617,514	16,969,285
LKQ Corporation (a)	333,316	11,819,385
TripAdvisor, Inc. (a)	195,180	12,331,472
		118,650,121
Consumer Staples — 3.6%
Church & Dwight Company, Inc.	255,080	12,223,433

Financials — 23.4%
Brookfield Asset Management, Inc. - Class A	496,297	17,459,728
Capital One Financial Corporation	256,779	18,444,436
Fairfax Financial Holdings Ltd.	19,718	11,557,903
FNF Group	260,305	9,607,858
Markel Corporation (a)	15,695	14,577,045
PRA Group, Inc. (a)	212,308	7,333,118
		78,980,088
Health Care — 4.5%
Henry Schein, Inc. (a)	50,685	8,260,641
Zoetis, Inc. - Class A	130,680	6,796,667
		15,057,308
Industrials — 14.7%
Colfax Corporation (a)	549,221	17,262,016
Genesee & Wyoming, Inc. - Class A (a)	139,035	9,586,463
WABCO Holdings, Inc.	137,555	15,616,619
Watsco, Inc.	50,820	7,160,538
		49,625,636
Information Technology — 3.4%
Intuit, Inc.	105,665	11,624,207

Materials — 2.7%
Sherwin-Williams Company (The)	33,605	9,297,159

Real Estate — 8.3%
American Tower Corporation	146,970	16,656,110
Gaming and Leisure Properties, Inc.	339,070	11,341,892
		27,998,002

Total Common Stocks (Cost $292,332,124)		$323,455,954

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 3.3%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.23% (b) (Cost $11,082,843)	11,082,843	$11,082,843

Total Investments at Value — 99.0% (Cost $303,414,967)		$334,538,797

Other Assets in Excess of Liabilities — 1.0%		3,330,616

Net Assets — 100.0%		$337,869,413

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 94.2%	Shares	Value
Consumer Discretionary — 25.4%
Cable One, Inc.	1,500	$876,000
Core-Mark Holding Company, Inc.	26,142	935,883
Eldorado Resorts, Inc. (a)	73,310	1,030,739
Isle of Capri Casinos, Inc. (a)	40,000	891,200
Liberty Broadband Corporation - Series C (a)	21,918	1,566,699
Liberty TripAdvisor Holdings, Inc. - Series A (a)	70,500	1,540,425
Live Nation Entertainment, Inc. (a)	62,179	1,708,679
Monarch Casino & Resort, Inc. (a)	100,425	2,527,697
Pool Corporation	11,457	1,082,916
Unifi, Inc. (a)	27,607	812,474
		12,972,712
Consumer Staples — 9.1%
Boston Beer Company, Inc. (The) - Class A (a)	12,000	1,863,120
Seaboard Corporation (a)	458	1,575,520
Snyder's-Lance, Inc.	35,617	1,196,019
		4,634,659
Energy — 2.3%
CNX Coal Resources, L.P.	61,400	951,700
Navigator Holdings Ltd. (a)	30,000	215,700
		1,167,400
Financials — 15.7%
Cohen & Steers, Inc.	17,500	748,125
Diamond Hill Investment Group, Inc. - Class A	6,044	1,116,870
Encore Capital Group, Inc. (a)	37,579	844,776
Kinsale Capital Group, Inc.	18,220	400,840
PRA Group, Inc. (a)	24,302	839,391
Raymond James Financial, Inc.	18,000	1,047,780
Stewart Information Services Corporation	33,029	1,468,139
TowneBank	65,359	1,570,577
		8,036,498
Health Care — 7.3%
Heska Corporation (a)	10,000	544,300
VCA, Inc. (a)	25,155	1,760,347
VWR Corporation (a)	49,361	1,399,878
		3,704,525
Industrials — 19.4%
AMERCO	2,000	648,460
American Woodmark Corporation (a)	10,000	805,700
Colfax Corporation (a)	57,514	1,807,665
Covenant Transportation Group, Inc. - Class A (a)	39,057	754,972
Genesee & Wyoming, Inc. - Class A (a)	20,870	1,438,986
Marten Transport Ltd.	50,178	1,053,738
Mistras Group, Inc. (a)	56,133	1,317,442

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.2%(Continued)	Shares	Value
Industrials — 19.4%(Continued)
On Assignment, Inc. (a)	20,000	$725,800
Watsco, Inc.	9,558	1,346,722
		9,899,485
Information Technology — 2.5%
Black Knight Financial Services, Inc. - Class A (a)	31,000	1,267,900

Materials — 5.2%
FMC Corporation	25,000	1,208,500
Fortuna Silver Mines, Inc. (a)	100,580	728,199
NewMarket Corporation	1,636	702,368
		2,639,067
Real Estate — 7.3%
FRP Holdings, Inc. (a)	21,893	680,215
Gaming and Leisure Properties, Inc.	20,198	675,623
Lamar Advertising Company - Class A	16,500	1,077,615
Outfront Media, Inc.	54,289	1,283,935
		3,717,388

Total Common Stocks (Cost $43,709,266)		$48,039,634

MONEY MARKET FUNDS — 6.2%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.23% (b) (Cost $3,153,282)	3,153,282	$3,153,282

Total Investments at Value — 100.4% (Cost $46,862,548)		$51,192,916

Liabilities in Excess of Other Assets — (0.4%)		(213,667)

Net Assets — 100.0%		$50,979,249

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 60.9%	Shares	Value
Consumer Discretionary — 7.1%
Carnival Corporation	7,960	$388,607
Las Vegas Sands Corporation	9,655	555,549
McDonald's Corporation	3,090	356,462
Ralph Lauren Corporation - Class A	4,045	409,111
Six Flags Entertainment Corporation	6,075	325,681
Time Warner, Inc.	6,985	556,076
Whirlpool Corporation	2,365	383,508
Williams-Sonoma, Inc.	7,645	390,507
		3,365,501
Consumer Staples — 9.6%
Altria Group, Inc.	6,585	416,370
Anheuser-Busch InBev SA/NV - ADR	3,715	488,188
Archer-Daniels-Midland Company	9,390	395,976
Coca-Cola Company (The)	13,135	555,873
Diageo plc - ADR	6,105	708,424
Kroger Company (The)	12,750	378,420
PepsiCo, Inc.	5,060	550,376
Philip Morris International, Inc.	4,680	454,990
Procter & Gamble Company (The)	6,630	595,043
		4,543,660
Energy — 4.8%
Alliance Resource Partners, L.P.	19,870	440,716
Chevron Corporation	3,580	368,453
Exxon Mobil Corporation	4,495	392,324
Occidental Petroleum Corporation	7,655	558,203
Spectra Energy Corporation	11,205	479,014
		2,238,710
Financials — 11.4%
Capital One Financial Corporation	11,340	814,552
Citigroup, Inc.	13,200	623,436
FNF Group	22,805	841,733
JPMorgan Chase & Company	11,470	763,787
Lazard Ltd. - Class A	11,855	431,048
Markel Corporation (a)	887	823,819
Regions Financial Corporation	52,425	517,435
Wells Fargo & Company	13,165	582,946
		5,398,756
Health Care — 4.4%
Johnson & Johnson	7,905	933,818
Merck & Company, Inc.	11,905	742,991
Sanofi - ADR	10,405	397,367
		2,074,176

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 60.9% (Continued)	Shares	Value
Industrials — 8.2%
3M Company	3,175	$559,530
Boeing Company (The)	3,115	410,370
Eaton Corporation plc	6,590	433,029
General Electric Company	22,550	667,931
Illinois Tool Works, Inc.	4,250	509,320
Raytheon Company	3,680	500,958
Watsco, Inc.	5,505	775,655
		3,856,793
Information Technology — 2.1%
Cisco Systems, Inc.	14,585	462,636
Microsoft Corporation	9,015	519,264
		981,900
Materials — 2.7%
International Paper Company	10,415	499,712
Nucor Corporation	7,015	346,892
Potash Corporation of Saskatchewan, Inc.	27,035	441,211
		1,287,815
Real Estate — 6.7%
Equity Lifestyle Properties, Inc.	5,290	408,282
Gaming and Leisure Properties, Inc.	18,585	621,668
Lamar Advertising Company - Class A	9,545	623,384
Outfront Media, Inc.	18,745	443,319
Sun Communities, Inc.	5,770	452,830
W.P. Carey, Inc.	9,490	612,390
		3,161,873
Telecommunication Services — 1.9%
AT&T, Inc.	10,155	412,394
Verizon Communications, Inc.	9,570	497,449
		909,843
Utilities — 2.0%
Brookfield Renewable Partners, L.P.	13,695	421,258
Dominion Resources, Inc.	6,770	502,808
		924,066

Total Common Stocks (Cost $27,304,688)		$28,743,093

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

FIXED RATE CORPORATE BONDS — 27.8%	Par Value	Value
Consumer Discretionary — 2.5%
Amazon.com, Inc., 3.30%, due 12/05/2021	$600,000	$643,371
Home Depot, Inc. (The), 4.40%, due 04/01/2046	500,000	556,990
		1,200,361
Consumer Staples — 8.2%
Altria Group, Inc., 4.75%, due 05/05/2021	600,000	678,214
CVS Health Corporation, 3.875%, due 07/20/2025	600,000	653,171
J.M. Smucker Company (The), 3.50%, due 10/15/2021	700,000	752,206
PepsiCo, Inc., 2.75%, due 03/05/2022	750,000	790,201
Sysco Corporation, 2.60%, due 10/01/2020	950,000	978,007
		3,851,799
Financials — 6.1%
Bank of America Corporation, 2.65%, due 04/01/2019	50,000	51,093
BlackRock, Inc., 3.50%, due 03/18/2024	500,000	546,721
Citigroup, Inc., 1.35%, due 03/10/2017	200,000	200,121
General Electric Capital Corporation, 4.65%, due 10/17/2021	500,000	569,658
Goldman Sachs Group, Inc., 2.90%, due 07/19/2018	700,000	716,584
Morgan Stanley, 2.125%, due 04/25/2018	675,000	680,673
Suntrust Banks, Inc., 3.50%, due 01/20/2017	100,000	100,507
		2,865,357
Health Care — 2.6%
Becton Dickinson & Company, 3.25%, due 11/12/2020	500,000	525,637
Express Scripts Holding Company, 3.00%, due 07/15/2023	675,000	685,592
		1,211,229
Industrials — 3.1%
Burlington Northern Santa Fe, LLC, 4.70%, due 10/01/2019	350,000	384,649
Deere & Company, 4.375%, due 10/16/2019	500,000	544,465
United Technologies Corporation, 4.50%, due 04/15/2020	500,000	552,712
		1,481,826
Information Technology — 2.5%
Apple, Inc., 3.20%, due 05/13/2025	500,000	532,918
Oracle Corporation, 3.625%, due 07/15/2023	600,000	651,554
		1,184,472
Telecommunication Services — 2.8%
AT&T, Inc., 2.30%, due 03/11/2019	600,000	610,072
Verizon Communications, Inc.,
3.00%, due 11/1/2021	500,000	523,176
3.50%, due 11/1/2021	200,000	214,708
		1,347,956

Total Fixed Rate Corporate Bonds (Cost $13,023,601)		$13,143,000

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

VARIABLE RATE CORPORATE BONDS (b)— 7.2%	Par Value	Value
Financials — 5.2%
American Express Credit Corporation, 1.557%, due 11/05/2018	$250,000	$251,618
Bank of America Corporation, 1.435%, due 08/25/2017	189,000	189,210
Bank of New York Mellon, 1.316%, due 08/01/2018	400,000	401,610
Citigroup, Inc., 1.385%, due 03/10/2017	200,000	200,176
JPMorgan Chase & Company, 1.614%, due 01/25/2018	600,000	602,981
Royal Bank of Canada, 1.291%, due 07/30/2018	471,000	472,048
Wells Fargo & Company, 1.843%, due 12/07/2020	325,000	326,680
		2,444,323
Health Care — 0.7%
Amgen, Inc., 1.411%, due 05/22/2019	300,000	300,361

Information Technology — 0.9%
Cisco Systems, Inc., 1.197%, due 09/20/2019	435,000	435,318

Telecommunication Services — 0.4%
Verizon Communications, Inc., 2.606%, due 09/14/2018	200,000	205,253

Total Variable Rate Corporate Bonds (Cost $3,376,459)		$3,385,255

MONEY MARKET FUNDS — 3.2%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.23% (c) (Cost $1,502,244)	1,502,244	$1,502,244

Total Investments at Value — 99.1% (Cost $45,206,992)		$46,773,592

Other Assets in Excess of Liabilities — 0.9%		447,387

Net Assets — 100.0%		$47,220,979

ADR - American Depositary Receipt.

(a)	Non-income producing security.
(b)	Variable rate securities. The rates shown are the effective interest rates as of September 30, 2016.
(c)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2016 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$264,588,796	$438,456,425	$303,414,967
At market value (Note 2)	$362,266,563	$506,680,563	$334,538,797
Cash	38,115	—	54,841
Dividends receivable	251,465	1,252,140	83,826
Receivable for investment securities sold	5,107,549	—	3,243,241
Receivable for capital shares sold	402,640	611,665	434,919
Other assets	22,218	25,788	22,785
TOTAL ASSETS	368,088,550	508,570,156	338,378,409

LIABILITIES
Payable for investment securities purchased	5,460,041	—	—
Payable for capital shares redeemed	293,916	334,275	247,904
Accrued investment advisory fees (Note 4)	221,380	310,611	205,450
Payable to administrator (Note 4)	36,900	48,850	36,250
Other accrued expenses and liabilities	18,760	23,228	19,392
TOTAL LIABILITIES	6,030,997	716,964	508,996

NET ASSETS	$362,057,553	$507,853,192	$337,869,413

Net assets consist of:
Paid-in capital	$259,517,229	$438,222,757	$314,394,367
Accumulated net investment income	310,006	594,249	204,476
Accumulated net realized gains (losses) from security transactions	4,552,551	812,048	(7,853,260)
Net unrealized appreciation on investments	97,677,767	68,224,138	31,123,830
Net assets	$362,057,553	$507,853,192	$337,869,413

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	18,341,244	33,687,026	22,330,476

Net asset value, offering price and redemption price per share (Note 2)	$19.74	$15.08	$15.13

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) September 30, 2016 (Unaudited)

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
ASSETS
Investments in securities:
At acquisition cost	$46,862,548	$45,206,992
At market value (Note 2)	$51,192,916	$46,773,592
Cash	—	4,556
Dividends and interest receivable	19,355	213,825
Receivable for capital shares sold	359,628	256,520
Other assets	16,215	18,527
TOTAL ASSETS	51,588,114	47,267,020

LIABILITIES
Payable for investment securities purchased	551,330	—
Payable for capital shares redeemed	13,082	18,523
Accrued investment advisory fees (Note 4)	30,542	15,518
Payable to administrator (Note 4)	7,000	5,550
Other accrued expenses	6,911	6,450
TOTAL LIABILITIES	608,865	46,041

NET ASSETS	$50,979,249	$47,220,979

Net assets consist of:
Paid-in capital	$48,720,930	$45,621,545
Accumulated net investment income (loss)	(108,008)	33,637
Accumulated net realized losses from security transactions	(1,964,041)	(803)
Net unrealized appreciation on investments	4,330,368	1,566,600
Net assets	$50,979,249	$47,220,979

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	4,786,712	4,451,776

Net asset value, offering price and redemption price per share (Note 2)	$10.65	$10.61

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2016 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$2,994,906	$7,705,447	$1,837,915
Foreign withholding taxes on dividends	(151,211)	(143,893)	(51,199)
TOTAL INVESTMENT INCOME	2,843,695	7,561,554	1,786,716

EXPENSES
Investment advisory fees (Note 4)	1,312,986	1,810,771	1,221,624
Administration fees (Note 4)	208,176	271,361	204,975
Custodian and bank service fees	13,039	18,332	11,739
Compliance service fees (Note 4)	12,328	16,278	11,775
Registration and filing fees	12,253	14,390	12,045
Professional fees	9,111	9,111	9,111
Insurance expense	5,440	7,087	5,142
Trustees’ fees and expenses (Note 4)	5,472	5,472	5,472
Postage and supplies	4,199	4,769	5,297
Printing of shareholder reports	4,294	5,206	4,564
Other expenses	17,484	18,039	17,673
TOTAL EXPENSES	1,604,782	2,180,816	1,509,417

NET INVESTMENT INCOME	1,238,913	5,380,738	277,299

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	4,565,195	7,064,491	(7,092,032)
Net change in unrealized appreciation (depreciation) on investments	17,059,560	14,509,577	19,898,809

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	21,624,755	21,574,068	12,806,777

NET INCREASE IN NET ASSETS FROM OPERATIONS	$22,863,668	$26,954,806	$13,084,076

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS (Continued) Six Months Ended September 30, 2016 (Unaudited)

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
INVESTMENT INCOME
Dividends	$265,161	$347,977
Foreign withholding taxes on dividends	(1,606)	(6,339)
Interest	—	115,925
TOTAL INVESTMENT INCOME	263,555	457,563

EXPENSES
Investment advisory fees (Note 4)	170,460	138,472	(a)
Administration fees (Note 4)	35,939	30,000
Registration and filing fees	9,693	11,117
Professional fees	9,251	9,861
Trustees’ fees and expenses (Note 4)	5,472	5,472
Custodian and bank service fees	2,897	5,902
Compliance service fees (Note 4)	3,494	3,116
Printing of shareholder reports	1,665	1,374
Postage and supplies	1,523	964
Insurance expense	826	421
Other expenses	7,871	4,153
TOTAL EXPENSES	249,091	210,852

NET INVESTMENT INCOME	14,464	246,711

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	562,191	13,458
Net change in unrealized appreciation (depreciation) on investments	5,263,809	934,063

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,826,000	947,521

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,840,464	$1,194,232

(a)	Includes previous investment advisory fee reductions recouped by the Adviser of $11,128 (Note 4).

See accompanying notes to financial statements.

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$1,238,913	$1,874,569
Net realized gains from security transactions	4,565,195	9,641,359
Net change in unrealized appreciation (depreciation) on investments	17,059,560	(19,512,860)
Net increase (decrease) in net assets from operations	22,863,668	(7,996,932)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(950,837)	(1,852,639)
From net realized gains from security transactions	(4,339,995)	(11,534,728)
Decrease in net assets from distributions to shareholders	(5,290,832)	(13,387,367)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,868,777	43,745,136
Net asset value of shares issued in reinvestment of distributions to shareholders	5,101,637	12,948,950
Payments for shares redeemed	(13,715,148)	(28,766,990)
Net increase in net assets from capital share transactions	7,255,266	27,927,096

TOTAL INCREASE IN NET ASSETS	24,828,102	6,542,797

NET ASSETS
Beginning of period	337,229,451	330,686,654
End of period	$362,057,553	$337,229,451

ACCUMULATED NET INVESTMENT INCOME	$310,006	$21,930

CAPITAL SHARE ACTIVITY
Shares sold	825,729	2,282,460
Shares reinvested	273,620	661,768
Shares redeemed	(712,670)	(1,508,906)
Net increase in shares outstanding	386,679	1,435,322
Shares outstanding at beginning of period	17,954,565	16,519,243
Shares outstanding at end of period	18,341,244	17,954,565

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$5,380,738	$8,601,669
Net realized gains from security transactions	7,064,491	2,292,583
Net change in unrealized appreciation (depreciation) on investments	14,509,577	(12,356,435)
Net increase (decrease) in net assets from operations	26,954,806	(1,462,183)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(5,239,187)	(8,403,091)
From net realized gains from security transactions	—	(19,689,392)
Decrease in net assets from distributions to shareholders	(5,239,187)	(28,092,483)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	48,884,582	86,973,081
Net asset value of shares issued in reinvestment of distributions to shareholders	4,696,699	25,982,187
Payments for shares redeemed	(17,890,649)	(40,730,457)
Net increase in net assets from capital share transactions	35,690,632	72,224,811

TOTAL INCREASE IN NET ASSETS	57,406,251	42,670,145

NET ASSETS
Beginning of period	450,446,941	407,776,796
End of period	$507,853,192	$450,446,941

ACCUMULATED NET INVESTMENT INCOME	$594,249	$452,698

CAPITAL SHARE ACTIVITY
Shares sold	3,287,748	5,971,001
Shares reinvested	318,160	1,775,907
Shares redeemed	(1,203,793)	(2,844,498)
Net increase in shares outstanding	2,402,115	4,902,410
Shares outstanding at beginning of period	31,284,911	26,382,501
Shares outstanding at end of period	33,687,026	31,284,911

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$277,299	$56,576
Net realized gains (losses) from security transactions	(7,092,032)	11,981,326
Net change in unrealized appreciation (depreciation) on investments	19,898,809	(35,252,070)
Net increase (decrease) in net assets from operations	13,084,076	(23,214,168)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	—	(129,343)
From net realized gains from security transactions	(4,091,481)	(14,359,968)
Decrease in net assets from distributions to shareholders	(4,091,481)	(14,489,311)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	23,097,549	94,157,195
Net asset value of shares issued in reinvestment of distributions to shareholders	3,934,296	13,877,514
Payments for shares redeemed	(14,943,053)	(31,246,686)
Net increase in net assets from capital share transactions	12,088,792	76,788,023

TOTAL INCREASE IN NET ASSETS	21,081,387	39,084,544

NET ASSETS
Beginning of period	316,788,026	277,703,482
End of period	$337,869,413	$316,788,026

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$204,476	$(72,767)

CAPITAL SHARE ACTIVITY
Shares sold	1,558,669	6,016,951
Shares reinvested	273,025	898,633
Shares redeemed	(1,006,287)	(2,132,071)
Net increase in shares outstanding	825,407	4,783,513
Shares outstanding at beginning of period	21,505,069	16,721,556
Shares outstanding at end of period	22,330,476	21,505,069

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$14,464	$55,456
Net realized gains (losses) from security transactions	562,191	(2,710,990)
Net change in unrealized appreciation (depreciation) on investments	5,263,809	(2,068,369)
Net increase (decrease) in net assets from operations	5,840,464	(4,723,903)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains from security transactions	—	(37,962)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,127,478	21,401,677
Net asset value of shares issued in reinvestment of distributions to shareholders	—	36,932
Payments for shares redeemed	(1,624,755)	(8,332,057)
Net increase in net assets from capital share transactions	5,502,723	13,106,552

TOTAL INCREASE IN NET ASSETS	11,343,187	8,344,687

NET ASSETS
Beginning of period	39,636,062	31,291,375
End of period	$50,979,249	$39,636,062

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF)NET INVESTMENT INCOME	$(108,008)	$(122,472)

CAPITAL SHARE ACTIVITY
Shares sold	705,934	2,145,270
Shares reinvested	—	3,504
Shares redeemed	(164,643)	(909,485)
Net increase in shares outstanding	541,291	1,239,289
Shares outstanding at beginning of period	4,245,421	3,006,132
Shares outstanding at end of period	4,786,712	4,245,421

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2016 (Unaudited)	Period Ended March 31, 2016 (a)
FROM OPERATIONS
Net investment income	$246,711	$38,315
Net realized gains (losses) from security transactions	13,458	(14,261)
Net change in unrealized appreciation (depreciation) on investments	934,063	632,537
Net increase in net assets from operations	1,194,232	656,591

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(222,276)	(29,113)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	30,424,407	17,274,414
Net asset value of shares issued in reinvestment of distributions to shareholders	206,748	27,366
Payments for shares redeemed	(2,267,608)	(43,782)
Net increase in net assets from capital share transactions	28,363,547	17,257,998

TOTAL INCREASE IN NET ASSETS	29,335,503	17,885,476

NET ASSETS
Beginning of period	17,885,476	—
End of period	$47,220,979	$17,885,476

ACCUMULATED NET INVESTMENT INCOME	$33,637	$9,202

CAPITAL SHARE ACTIVITY
Shares sold	2,903,825	1,742,964
Shares reinvested	19,771	2,704
Shares redeemed	(213,056)	(4,432)
Net increase in shares outstanding	2,710,540	1,741,236
Shares outstanding at beginning of period	1,741,236	—
Shares outstanding at end of period	4,451,776	1,741,236

(a)	Represents the period from the commencement of operations (December 31, 2015) through March 31, 2016.

See accompanying notes to financial statements.

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$18.78		$20.02	$19.30	$16.75	$15.00	$13.73

Income (loss) from investment operations:
Net investment income	0.07		0.11	0.10	0.12	0.11	0.09
Net realized and unrealized gains (losses) on investments	1.18		(0.56)	2.20	3.39	1.75	1.27
Total from investment operations	1.25		(0.45)	2.30	3.51	1.86	1.36

Less distributions:
Dividends from net investment income	(0.05)		(0.11)	(0.10)	(0.12)	(0.11)	(0.09)
Distributions from net realized gains	(0.24)		(0.68)	(1.48)	(0.84)	—	—
Total distributions	(0.29)		(0.79)	(1.58)	(0.96)	(0.11)	(0.09)

Net asset value at end of period	$19.74		$18.78	$20.02	$19.30	$16.75	$15.00

Total return (a)	6.77	%(b)	(2.39%)	12.42%	21.32%	12.47%	9.99%

Net assets at end of period (000’s)	$362,058		$337,229	$330,687	$281,231	$210,899	$174,898

Ratio of total expenses to average net assets	0.92	%(c)	0.92%	0.93%	0.94%	0.95%	0.96%

Ratio of net investment income to average net assets	0.71	%(c)	0.56%	0.49%	0.64%	0.71%	0.66%

Portfolio turnover rate	13	%(b)	23%	21%	29%	26%	19%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$14.40		$15.46	$14.71	$13.18	$11.51	$10.50

Income (loss) from investment operations:
Net investment income	0.16		0.29	0.25	0.30	0.28	0.23
Net realized and unrealized gains (losses) on investments	0.68		(0.36)	1.45	2.04	1.81	1.02
Total from investment operations	0.84		(0.07)	1.70	2.34	2.09	1.25

Less distributions:
Dividends from net investment income	(0.16)		(0.29)	(0.25)	(0.29)	(0.27)	(0.23)
Distributions from net realized gains	—		(0.70)	(0.70)	(0.52)	(0.15)	(0.01)
Total distributions	(0.16)		(0.99)	(0.95)	(0.81)	(0.42)	(0.24)

Net asset value at end of period	$15.08		$14.40	$15.46	$14.71	$13.18	$11.51

Total return (a)	5.86	%(b)	(0.46%)	11.92%	18.25%	18.69%	12.23%

Net assets at end of period (000’s)	$507,853		$450,447	$407,777	$304,288	$196,890	$98,757

Ratio of total expenses to average net assets	0.90	%(c)	0.91%	0.92%	0.94%	0.96%	1.04%

Ratio of net investment income to average net assets	2.23	%(c)	2.03%	1.66%	2.22%	2.37%	2.30%

Portfolio turnover rate	7	%(b)	25%	23%	32%	29%	27%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$14.73		$16.61	$15.91	$13.86	$11.96	$10.72

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.00 (a)	0.04	0.24	0.03	(0.02)
Net realized and unrealized gains (losses) on investments	0.58		(1.14)	2.42	2.65	2.17	1.30
Total from investment operations	0.59		(1.14)	2.46	2.89	2.20	1.28

Less distributions:
Dividends from net investment income	—		(0.01)	(0.26)	(0.02)	(0.02)	—
Distributions from net realized gains	(0.19)		(0.73)	(1.50)	(0.82)	(0.28)	(0.04)
Total distributions	(0.19)		(0.74)	(1.76)	(0.84)	(0.30)	(0.04)

Net asset value at end of period	$15.13		$14.73	$16.61	$15.91	$13.86	$11.96

Total return (b)	4.06	%(c)	(7.07%)	16.67%	21.57%	18.77%	12.00%

Net assets at end of period (000’s)	$337,869		$316,788	$277,703	$174,489	$102,679	$59,135

Ratio of total expenses to average net assets	0.93	%(d)	0.93%	0.96%	0.97%	1.01%	1.10%

Ratio of net investment income (loss) to average net assets	0.17	%(d)	0.02%	0.33%	1.96%	0.23%	(0.22%)

Portfolio turnover rate	10	%(c)	29%	31%	49%	41%	35%

(a)	Amount rounds to less than a penny per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Year Ended March 31, 2016	Period Ended March 31, 2015 (a)
Net asset value at beginning of period	$9.34		$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.01	(0.01)
Net realized and unrealized gains (losses) on investments	1.30		(1.07)	0.42
Total from investment operations	1.31		(1.06)	0.41

Less distributions:
Distributions from net realized gains	—		(0.01)	—

Net asset value at end of period	$10.65		$9.34	$10.41

Total return (b)	14.03	%(c)	(10.19%)	4.10	%(c)

Net assets at end of period (000’s)	$50,979		$39,636	$31,291

Ratio of net expenses to average net assets	1.09	%(d)	1.15%	1.25	%(d)(e)

Ratio of net investment income (loss) to average net assets	0.06	%(d)	0.14%	(0.30	%)(d)(f)

Portfolio turnover rate	14	%(c)	48%	15	%(c)

(a)	Represents the period from commencement of operations (December 31, 2014) through March 31, 2015.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Absent advisory fee reductions, the ratio of total expenses to average net assets would have been 1.42%(d) for the period ended March 31, 2015 (Note 4).
(f)	Ratio was determined after advisory fee reductions.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Period Ended March 31, 2016 (a)
Net asset value at beginning of period	$10.27		$10.00

Income from investment operations:
Net investment income	0.06		0.03
Net realized and unrealized gains on investments	0.34		0.26
Total from investment operations	0.40		0.29

Less distributions:
Dividends from net investment income	(0.06)		(0.02)

Net asset value at end of period	$10.61		$10.27

Total return (b)	3.91	%(c)	2.90	%(c)

Net assets at end of period (000’s)	$47,221		$17,885

Ratio of net expenses to average net assets	1.24	%(d)	1.25	%(d)(e)

Ratio of net investment income to average net assets	1.45	%(d)	1.65	%(d)(f)

Portfolio turnover rate	2	%(c)	7	%(c)

(a)	Represents the period from commencement of operations (December 31, 2015) through March 31, 2016.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Absent advisory fee reductions and expense reimbursements, the ratio of total expenses to average net assets would have been 2.25%(d) for the period ended March 31, 2016 (Note 4).
(f)	Ratio was determined after advisory fee reductions and expense reimbursements.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

1. Organization

Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010. Davenport Small Cap Focus Fund began operations on December 31, 2014. Davenport Balanced Income Fund began operations on December 31, 2015.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long term capital appreciation.

Davenport Balanced Income Fund’s investment objective is current income and an opportunity for long term growth.

Davenport Core Fund, Davenport Value & Income Fund and Davenport Balanced Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund are each classified as a non-diversified fund.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value as reported by such companies.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities, including corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy. When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

Fixed income securities, including corporate bonds, held by Davenport Balanced Income Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016, by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$349,332,082	$—	$—	$349,332,082
Exchange-Traded Funds	5,239,569	—	—	5,239,569
Money Market Funds	7,694,912	—	—	7,694,912
Total	$362,266,563	$—	$—	$362,266,563

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$489,119,677	$—	$—	$489,119,677
Money Market Funds	17,560,886	—	—	17,560,886
Total	$506,680,563	$—	$—	$506,680,563

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$323,455,954	$—	$—	$323,455,954
Money Market Funds	11,082,843	—	—	11,082,843
Total	$334,538,797	$—	$—	$334,538,797

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$48,039,634	$—	$—	$48,039,634
Money Market Funds	3,153,282	—	—	3,153,282
Total	$51,192,916	$—	$—	$51,192,916

Davenport Balanced Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$28,743,093	$—	$—	$28,743,093
Fixed Rate Corporate Bonds	—	13,143,000	—	13,143,000
Variable Rate Corporate Bonds	—	3,385,255	—	3,385,255
Money Market Funds	1,502,244	—	—	1,502,244
Total	$30,245,337	$16,528,255	$—	$46,773,592

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. As of September 30, 2016, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund; and declared and paid semi-annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2016 and March 31, 2016 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	09/30/16	$950,837	$4,339,995	$5,290,832
	03/31/16	$1,852,639	$11,534,728	$13,387,367
Davenport Value & Income Fund	09/30/16	$5,239,187	$—	$5,239,187
	03/31/16	$8,850,088	$19,242,395	$28,092,483
Davenport Equity Opportunities Fund	09/30/16	$—	$4,091,481	$4,091,481
	03/31/16	$562,406	$13,926,905	$14,489,311
Davenport Small Cap Focus Fund	09/30/16	$—	$—	$—
	03/31/16	$37,962	$—	$37,962
Davenport Balanced Income Fund	09/30/16	$222,276	$—	$222,276
	03/31/16	$29,113	$—	$29,113

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2016:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$264,366,295	$438,339,048	$303,415,642
Gross unrealized appreciation	$102,767,759	$83,694,170	$51,485,164
Gross unrealized depreciation	(4,867,491)	(15,352,655)	(20,362,009)
Net unrealized appreciation	97,900,268	68,341,515	31,123,155
Accumulated ordinary income	75,017	476,664	204,476
Accumulated capital and other gains (losses)	4,565,039	812,256	(7,852,585)
Accumulated earnings	$102,540,324	$69,630,435	$23,475,046

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Cost of portfolio investments	$46,950,848	$45,189,013
Gross unrealized appreciation	$7,364,642	$1,982,916
Gross unrealized depreciation	(3,122,574)	(398,337)
Net unrealized appreciation	4,242,068	1,584,579
Accumulated ordinary income (loss)	(32,975)	15,658
Accumulated capital and other losses	(1,950,774)	(803)
Accumulated earnings	$2,258,319	$1,599,434

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales and adjustments to basis on publicly traded partnerships.

As of March 31, 2016, Davenport Small Cap Focus Fund had a short-term capital loss carryforward for federal income tax purposes of $202,467, which may be carried forward indefinitely. This capital loss carryforward is available to offset realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

During the six months ended September 30, 2016, Davenport Equity Opportunities Fund reclassified $56 of distributions in excess of net realized gains against accumulated net investment income on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all applicable open tax years (tax years ended March 31, 2013 through March 31, 2016) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2016:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Purchases of investment securities	$49,575,283	$69,502,348	$42,584,970
Proceeds from sales and maturities of investment securities	$44,064,328	$33,004,535	$31,137,355

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Purchases of investment securities	$9,119,731	$28,052,137
Proceeds from sales and maturities of investment securities	$5,905,120	$775,461

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets. Certain officers and a Trustee of the Trust are also officers of the Adviser.

The Adviser has agreed, until August 1, 2017 for Davenport Small Cap Focus Fund and Davenport Balanced Income Fund, to reduce its investment advisory fees and to reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses) of each such Fund to an amount not exceeding 1.25% of average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are Davenport Small Cap Focus Fund’s and Davenport Balanced Income Fund’s obligation, are subject to repayment by the Funds for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Funds. During the six months ended September 30, 2016, the Adviser did not reduce Advisory fees for Davenport Small Cap Focus Fund and Davenport Balanced Income Fund. During the six months ended September 30, 2016, the Adviser recouped from Davenport Balanced Income Fund $11,128 of previous advisory fee reductions. As of September 30, 2016, advisory fee reductions and expense reimbursements in the amount of $12,000 may be recouped by the Adviser no later than March 31, 2019, as relates to Davenport Balanced Income Fund.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with an investment adviser to the Trust or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of an investment adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of September 30, 2016, Davenport Equity Opportunities Fund had 35.1% of the value of its net assets invested in stocks within the Consumer Discretionary sector and Davenport Small Cap Focus Fund had 25.4% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2016 and held through September 30, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expenses Paid During Period(b)
Davenport Core Fund
Based on Actual Fund Return	$1,000.00	$1,067.70	0.92%	$4.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.40	0.92%	$4.65
Davenport Value & Income Fund
Based on Actual Fund Return	$1,000.00	$1,058.60	0.90%	$4.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.50	0.90%	$4.55
Davenport Equity Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,040.60	0.93%	$4.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.35	0.93%	$4.70
Davenport Small Cap Focus Fund
Based on Actual Fund Return	$1,000.00	$1,040.30	1.09%	$5.83
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	1.09%	$5.50
Davenport Balanced Income Fund
Based on Actual Fund Return	$1,000.00	$1,039.10	1.24%	$6.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	1.24%	$6.26

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE DAVENPORT FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for each Fund is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

DAVENPORT BALANCED INCOME FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the Investment Advisory Agreement with the Adviser on behalf of Davenport Balanced Income Fund (the “Balanced Fund”) at an in-person meeting held on November 10, 2015. The Trustees were advised by independent counsel of their fiduciary obligations in approving the Investment Advisory Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and whether the Agreement is in the best interests of the Balanced Fund.

The Trustees reviewed the investment objective and principal investment strategies of the Balanced Fund. The Trustees considered the mix of permissible investments for the Balanced Fund and noted that equity component will be similar to that of the Davenport Value & Income Fund, while the fixed income component will consist primarily of investment grade, intermediate maturity debt. The Trustees considered that, on a day-to-day basis, the equity portion of the Balanced Fund will be managed by Adviser’s Investment Policy Committee (the “IPC”) and that the fixed income portion of the Fund will be managed by Messrs. Charles A. Gomer, III and Christopher T. Kelley, subject to the oversight of the IPC.

The Trustees were provided with copies of the proposed Investment Advisory Agreement for the Balanced Fund and reviewed the services to be provided by the Adviser and the responsibilities of the Adviser under such Agreement. The Adviser proposed that the advisory fee for the Balanced Fund be 0.75% per annum of its average daily net assets, and the Trustees noted that this is the same advisory fee rate paid by Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund and Davenport Small Cap Focus Fund.

The Trustees evaluated and discussed the background, duties and responsibilities of the members of the IPC and Messrs. Gomer and Kelly; the financial condition of the Adviser as of September 30, 2015 and its insurance coverage; the Adviser’s projected profitability from the Investment Advisory Agreement; the proposed advisory fees for the Balanced Fund as compared to similarly managed mutual funds; the Balanced Fund’s projected expense ratio as compared to similarly managed mutual funds; the Adviser’s plans for marketing and distributing shares of the Balanced Fund; and the indirect benefits that the Adviser expects to receive as a result of the Investment Advisory Agreement. The Trustees discussed the nature, extent and quality of the services to be provided by the Adviser and noted that they are familiar with the Adviser’s qualifications and responsibilities as a mutual fund investment manager and that the Adviser has established a history of care and consistency in its investment approach. The Trustees were mindful that the investment processes that will be used by the Adviser in managing the equity portion of the Balanced Fund will incorporate some of the processes that Davenport has successfully used to manage the Davenport Value & Income Fund and separately managed accounts and that the Adviser has assembled a team of fixed income portfolio managers. The Trustees considered the credentials of the investment professionals that will manage the fixed income portion of the Balanced Fund and their understanding of the fixed income management process that will be

DAVENPORT BALANCED INCOME FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited)
(Continued)

applied to the Fund. Having reviewed detailed information about the investment processes for the Balanced Fund, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services that will be provided by the Adviser to the Balanced Fund.

The Trustees noted that the Adviser has agreed to maintain an expense cap of 1.25% for the Balanced Fund until August 1, 2017, which could effectively reduce the Fund’s advisory fee rate. After considering the comparative information regarding advisory fees and expense ratios for the Morningstar universe of moderate allocation funds, it was the consensus of the Trustees that the proposed investment advisory fee and projected total expense ratio for the Balanced Fund are reasonable as compared to the average fees and expense ratios of similarly situated funds, as well as the fees charged by the Adviser to private accounts having a similar investment strategy. The Board concluded that the proposed advisory fee for the Balanced Fund is reasonable in relation to the nature of the investment programs and the level of services to be provided by the Adviser.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Investment Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of the Investment Advisory Agreement would be in the best interests of the Balanced Fund.

PRIVACY NOTICE

FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-281-3217

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?

We collect your personal information, for example, when you

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Davenport Funds do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Davenport Funds don’t jointly market.

THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
George L. Smith, III, Vice President

One James Center

901 East Cary Street

Richmond, VA 23219

Davenport & Company LLC

Member: NYSE ● SIPC

Toll Free: (800) 846-6666

www.investdavenport.com

FBP Equity & Dividend Plus Fund FBP Appreciation & Income Opportunities Fund Semi-Annual Report September 30, 2016 (Unaudited) No-Load Funds

Letter to Shareholders	November 15, 2016

We are pleased to report on your Funds and their investments for the six month period ended September 30, 2016 and to provide some additional information since we last communicated with you. While investors enjoyed positive market returns over this reporting period with the S&P 500 Index returning 6.40%, it was accomplished with increased uncertainty, increased volatility and a significant change in market leadership.

Economic and Market Update

In the early months of the period, concerns focused on the pace of growth of the US economy and whether growth momentum would pick up as the year progressed. Adding to those concerns were the intense and disruptive campaigns occurring in both parties election primaries.

The surprising outcome of the “remain or leave” referendum in the United Kingdom, i.e. Brexit, certainly added excitement and volatility to global financial markets as the June quarter came to a end. The U.S. equity market sell-off in the immediate aftermath of the June 23 referendum was broad and steep. The Dow Jones Industrials lost almost 1,000 points in the two trading days following the vote. After that, however, domestic stock markets quickly recovered with the Dow closing out the quarter within 100 points of where it was prior to the vote. Internationally, equity markets followed a similar pattern, especially in Europe where the most pain was felt. Other financial markets also reacted sharply to the rising uncertainty of the economic situation in Europe. The U.S. government bond market is considered one of the safe-havens of the financial world, and it rallied in the aftermath of the vote with bond prices surging and interest rates falling. The 10-year U.S. Treasury bond yield moved to all-time low levels under 1.40%. Currency markets were disrupted, with the British pound sterling collapsing to levels against the U.S. dollar not seen in more than 30 years.

Somewhat overshadowed by the Brexit vote, the U.S. economy continued to exhibit steady, if unspectacular, growth. First quarter GDP was revised upward a second time from an initially reported 0.5%, but only to a rate of 1.1%. Consumer confidence did move higher in June, as reported by the Conference Board, and the Institute of Supply Management’s Manufacturing Index also advanced by 1.9 points for the month. Defensive sectors such as Utilities, Telecommunications and Consumer Staples led the market returns during this early period, benefiting from falling interest rates and all of the uncertainties mentioned above.

As we moved into the beginning of the September quarter, positive economic momentum became more apparent. Not only was the rate of growth of GDP expected to increase, but earnings for the S&P 500 were forecasted to begin growing again. A growing conviction that the economy and earnings would improve in 2017 began to arise. There was, however, considerable apprehension concerning the Presidential election and volatility picked up as the election neared. In hindsight, we can see that investors looked through the possible election outcome and realized that both candidates had big plans to increase spending, which would result in higher growth in 2017 and beyond. With this higher growth, corporate earnings would improve. Market leadership shifted during the September quarter to the Information Technology, Energy and Materials sectors, which are more cyclically-oriented groups, and Financials, which would benefit from higher interest rates.

FBP Equity & Dividend Plus Fund Review

The FBP Equity & Dividend Plus Fund returned 6.48% for the semi-annual period and 15.06% for the annual period ended September 30, 2016. The S&P 500 Index returned 6.40% and 15.43% over the same periods. The Fund was invested 92.6% equity and 7.4% cash as of September 30, 2016. Information Technology, Consumer Staples and Health Care were the sectors with the strongest contribution to returns, with Nordstrom, Merck and HP, Inc. being the best individual contributors. Industrials, Utilities and Energy

1

were the weaker sectors, with Staples, CenturyLink and Ford Motor producing the poorest returns. During the period, the Fund added a new position in Nordstrom and added to several other issues on price weakness, specifically Apple, Target, Wells Fargo and United Technologies. Eliminated from the Fund were Applied Materials, PepsiCo, R.R. Donnelley and HSBC. Overall, the Fund benefited from the rotation from defensive stocks to more cyclical companies as the period progressed. The Fund is well diversified across all eleven economic sectors and is structured to benefit as the economy grows. The Fund seeks to invest in companies that provide above average and growing dividends and uses covered call options to enhance the cash flow to the Fund.

FBP Appreciation & Income Opportunities Fund Review

The FBP Appreciation & Income Opportunities Fund returned 5.86% for the semi-annual period and 11.25% for the annual period ended September 30, 2016. The S&P 500 Index returned 6.40% and 15.43% and the Bloomberg Barclays U.S. Government/Credit Index returned 3.08% and 5.86% over the same periods. The Fund was 75.8% equity, 12.9% fixed income and 11.3% cash as of September 30, 2016. The Fund’s solid results were driven by strong equity returns. Positive attribution was provided by the Financials, Health Care, Information Technology and Energy sectors. Devon Energy, Merck and Lincoln National were the top individual contributors. Consumer Discretionary and Utilities were the weaker sectors. Noble Corp. and Staples were the individual laggards. Investments were added to Apple, Target, and Untied Technologies and a new position in Nokia Corp. was added. The Fund also benefited from the rotation from defensive issues to more cyclical companies as the period progressed. On the fixed income portion of the Fund, the short-to-intermediate duration of the fixed investments should provide some cushion as interest rates gradually move higher.

Looking Ahead

With the election results in and a change in policies on the horizon, equity investors have moved portfolios to be more economically sensitive expecting improved growth and higher inflation. Fixed income markets have reacted negatively to these same expectations as the long awaited normalization of interest rates is beginning to happen. In our opinion, both Funds are currently structured to benefit in this environment. Earnings growth is the key factor needed to fuel future stock market gains. We are hopeful that the Trump administration’s pro growth policies will materialize and corporate earnings will indeed pick up. Consumers have been the driver of the economy and now the opportunity is present for corporations to increase capital spending as well. We also expect to see continued restructuring by companies, acquisitions to increase growth opportunities and stock buybacks.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
November 15, 2016

2

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of the date of this letter. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the Standard and Poor’s 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

Average Annual Total Returns (for periods ended September 30, 2016)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund(a)	15.06%	12.45%	2.06%
FBP Appreciation & Income Opportunities Fund(a)	11.25%	10.01%	3.35%
Standard & Poor’s 500® Index	15.43%	16.37%	7.24%
Consumer Price Index	1.08%	1.23%	1.68%

(a)

Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

General Information
Net Asset Value Per Share	$23.84
Total Net Assets ( Millions )	$25.6
Current Expense Ratio	1.07%
Portfolio Turnover	9%
Fund Inception Date	7/30/1993

Stock Characteristics	Fund	S&P 500® Index
Number of Stocks	49	500
Weighted Avg Market Capitalization ( Billions )	$ 134.0	$ 147.0
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	13.8	16.9
Price-to-Book Value	1.9	2.9

Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	4.0%
Procter & Gamble Company (The)	3.5%
Apple, Inc.	3.4%
Merck & Company, Inc.	3.1%
International Business Machines Corporation	2.8%
Pfizer, Inc.	2.6%
Western Union Company (The)	2.6%
Cisco Systems, Inc.	2.5%
Microsoft Corporation	2.5%
Chevron Corporation	2.4%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

General Information
Net Asset Value Per Share	$ 17.37
Total Net Assets ( Millions )	$ 32.0
Current Expense Ratio	1.00%
Portfolio Turnover	10%
Fund Inception Date	7/3/1989

Asset Allocation (% of Net Assets)

Common Stock Portfolio (75.8% of Fund )
Number of Stocks	52
Weighted Avg Market Capitalization ( Billions )	$ 123.4
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	14.1
Price-to-Book Value	1.7

Ten Largest Equity Holdings	% of Net Assets
Microsoft Corporation	3.1%
Bank of America Corporation	2.9%
Apple, Inc.	2.8%
Merck & Company, Inc.	2.7%
Cisco Systems, Inc.	2.7%
JPMorgan Chase & Company	2.5%
Travelers Companies, Inc. (The)	2.3%
International Business Machines Corporation	2.2%
Western Union Company (The)	2.2%
Pfizer, Inc.	2.1%

Five Largest Sectors	% of Net Assets
Information Technology	15.8%
Financials	15.5%
Energy	9.8%
Industrials	9.0%
Consumer Discretionary	7.4%

Fixed-Income Portfolio (11.9% of Fund)
Number of Fixed-Income Securities	7
Average Quality	BBB
Average Weighted Maturity	4.0 yrs
Average Effective Duration	3.8 yrs

Sector Breakdown	% of Net Assets
Energy	3.2%
Industrials	2.4%
Utilities	1.6%
Financials	1.6%
Consumer Discretionary	1.6%
U.S. Government & Agency Obligations	1.5%

7

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 92.6%	Shares	Value
Consumer Discretionary — 11.0%
Best Buy Company, Inc. (a)	10,000	$381,800
Coach, Inc.	11,000	402,160
Ford Motor Company	39,500	476,765
Kohl's Corporation	9,400	411,250
Nordstrom, Inc. (a)	6,300	326,844
Staples, Inc.	41,500	354,825
Target Corporation	6,900	473,892
		2,827,536
Consumer Staples — 5.5%
Coca-Cola Company (The) (a)	6,000	253,920
Procter & Gamble Company (The) (a)	10,000	897,500
Wal-Mart Stores, Inc. (a)	3,700	266,844
		1,418,264
Energy — 9.3%
Chevron Corporation	6,000	617,520
ConocoPhillips (a)	12,200	530,334
Exxon Mobil Corporation	3,500	305,480
Occidental Petroleum Corporation (a)	5,900	430,228
Royal Dutch Shell plc - Class B - ADR	9,500	501,885
		2,385,447
Financials — 19.6%
BB&T Corporation	15,500	584,660
JPMorgan Chase & Company (a)	15,358	1,022,689
KeyCorp	39,940	486,070
Manulife Financial Corporation	20,000	282,200
MetLife, Inc.	11,200	497,616
People's United Financial, Inc.	25,000	395,500
Prudential Financial, Inc.	6,900	563,385
U.S. Bancorp	14,200	609,038
Wells Fargo & Company	13,000	575,640
		5,016,798
Health Care — 6.9%
Johnson & Johnson	2,600	307,138
Merck & Company, Inc. (a)	12,800	798,848
Pfizer, Inc. (a)	20,000	677,400
		1,783,386
Industrials — 10.9%
Eaton Corporation plc	8,000	525,680
Emerson Electric Company	10,000	545,100
General Electric Company	20,800	616,096
Koninklijke Philips N.V.	11,379	336,704
United Parcel Service, Inc. - Class B	2,600	284,336
United Technologies Corporation	4,700	477,520
		2,785,436

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 92.6% (Continued)	Shares	Value
Information Technology — 18.9%
Apple, Inc. (a)	7,700	$870,485
Cisco Systems, Inc.	20,000	634,400
Hewlett Packard Enterprise Company (a)	19,500	443,625
HP, Inc.	30,000	465,900
Intel Corporation	11,000	415,250
International Business Machines Corporation	4,500	714,825
Microsoft Corporation (a)	11,000	633,600
Western Union Company (The) (a)	32,000	666,240
		4,844,325
Materials — 3.3%
Mosaic Company (The) (a)	9,000	220,140
Nucor Corporation (a)	9,000	445,050
Rio Tinto plc - ADR	5,600	187,040
		852,230
Real Estate — 1.1%
Ventas, Inc. (a)	4,000	282,520

Telecommunication Services — 3.2%
AT&T, Inc.	8,500	345,185
CenturyLink, Inc. (a)	17,000	466,310
		811,495
Utilities — 2.9%
FirstEnergy Corporation (a)	17,000	562,360
PPL Corporation (a)	5,000	172,850
		735,210

Total Common Stocks (Cost $19,160,821)		$23,742,647

MONEY MARKET FUNDS — 7.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.27% (b) (Cost $1,952,164)	1,952,164	$1,952,164

Total Investments at Value — 100.2%(Cost $21,112,985)		$25,694,811

Liabilities in Excess of Other Assets — (0.2%)		(60,844)

Net Assets — 100.0%		$25,633,967

ADR - American Depositary Receipt.

(a)	Security covers a written call option.
(b)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

9

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2016 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Apple, Inc,
03/17/2017 at $120	25	$9,625	$13,424
Best Buy Company, Inc.,
03/17/2017 at $38	100	32,600	34,195
CenturyLink, Inc.,
10/21/2016 at $35	70	350	8,187
Coca-Cola Company (The),
11/18/2016 at $46	60	240	5,517
ConocoPhillips,
11/18/2016 at $50	60	1,200	11,217
FirstEnergy Corporation,
10/21/2016 at $38	100	500	11,696
Hewlett Packard Enterprise Company,
11/18/2016 at $17	195	126,750	22,807
JPMorgan Chase & Company,
12/16/2016 at $67.5	35	6,300	6,368
Merck & Company, Inc.,
01/20/2017 at $60	66	27,126	12,999
Microsoft Corporation,
11/18/2016 at $60	55	3,960	6,708
Mosaic Company (The),
03/17/2017 at $33	55	3,025	10,557
Nordstrom, Inc.,
01/20/2017 at $55.15	30	6,840	6,749
Nucor Corporation,
10/21/2016 at $48	70	15,680	13,326
01/20/2017 at $55	20	1,620	3,139
Occidental Petroleum Corporation,
11/18/2016 at $82.5	30	600	6,059
Pfizer, Inc.,
01/20/2017 at $37	100	1,800	8,696
PPL Corporation,
01/20/2017 at $40	50	500	5,848
Procter & Gamble Company (The),
01/20/2017 at $87.5	50	20,850	12,598
Ventas, Inc.,
11/18/2016 at $70	40	11,600	6,478
Wal-Mart Stores, Inc.,
01/20/2017 at $75	37	5,291	6,251
Western Union Company (The),
01/20/2017 at $20	170	21,250	17,333
		$297,707	$230,152

See accompanying notes to financial statements.

10

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 75.8%	Shares	Value
Consumer Discretionary — 7.4%
Bloomin' Brands, Inc.	22,000	$379,280
Coach, Inc.	12,000	438,720
Ford Motor Company	40,000	482,800
Kohl's Corporation	9,000	393,750
Staples, Inc.	35,000	299,250
Target Corporation	5,500	377,740
		2,371,540
Consumer Staples — 5.2%
CVS Caremark Corporation	3,800	338,162
PepsiCo, Inc.	2,500	271,925
Procter & Gamble Company (The) (a)	4,500	403,875
Wal-Mart Stores, Inc.	9,000	649,080
		1,663,042
Energy — 9.8%
Baker Hughes, Inc.	8,000	403,760
Chevron Corporation	5,000	514,600
ConocoPhillips (a)	12,500	543,375
Devon Energy Corporation	14,000	617,540
Noble Corporation plc	24,000	152,160
Occidental Petroleum Corporation	5,200	379,184
Royal Dutch Shell plc - Class B - ADR	10,000	528,300
		3,138,919
Financials — 15.5%
Bank of America Corporation	59,000	923,350
Bank of New York Mellon Corporation (The)	13,500	538,380
Capital One Financial Corporation	6,000	430,980
JPMorgan Chase & Company	12,000	799,080
KeyCorp	16,320	198,614
Lincoln National Corporation	14,000	657,720
MetLife, Inc.	15,000	666,450
Travelers Companies, Inc. (The)	6,500	744,575
		4,959,149
Health Care — 4.8%
Merck & Company, Inc. (a)	14,000	873,740
Pfizer, Inc.	20,000	677,400
		1,551,140
Industrials — 9.0%
Eaton Corporation plc	8,000	525,680
FedEx Corporation	1,700	296,956
General Electric Company	17,000	503,540
Ingersoll-Rand plc	4,700	319,318
Koninklijke Philips N.V.	16,578	490,543

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 75.8% (Continued)	Shares	Value
Industrials — 9.0% (Continued)
Norfolk Southern Corporation	3,000	$291,180
United Technologies Corporation	4,600	467,360
		2,894,577
Information Technology — 15.8%
Apple, Inc.	7,800	881,790
Cisco Systems, Inc.	27,000	856,440
Hewlett Packard Enterprise Company	16,000	364,000
HP, Inc.	20,000	310,600
International Business Machines Corporation	4,500	714,825
Microsoft Corporation	17,000	979,200
Nokia Corporation - ADR	40,000	231,600
Western Union Company (The)	34,000	707,880
		5,046,335
Materials — 3.9%
E.I. du Pont de Nemours and Company	4,000	267,880
Freeport-McMoRan, Inc.	25,000	271,500
Mosaic Company (The)	6,000	146,760
Nucor Corporation (a)	6,000	296,700
Rio Tinto plc - ADR	8,000	267,200
		1,250,040
Real Estate — 1.0%
Ventas, Inc. (a)	4,500	317,835

Telecommunication Services — 2.1%
AT&T, Inc.	6,000	243,660
CenturyLink, Inc. (a)	15,000	411,450
		655,110
Utilities — 1.3%
FirstEnergy Corporation (a)	8,000	264,640
PPL Corporation	4,000	138,280
		402,920

Total Common Stocks (Cost $18,618,986)		$24,250,607

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.5%	Par Value	Value
Federal National Mortgage Association — 1.5%
1.20%, due 07/17/2020 (Cost $500,000)	$500,000	$499,538

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 10.4%	Par Value	Value
Consumer Discretionary — 1.6%
Mattel, Inc., 2.35%, due 05/06/2019	$500,000	$508,456

Energy — 3.2%
Dominion Resources, Inc., 2.50%, due 12/01/2019	500,000	512,073
Pioneer Natural Resources Company, 3.95%, due 07/15/2022	500,000	532,068
		1,044,141
Financials — 1.6%
Unum Group, 3.00%, due 05/15/2021	500,000	511,224

Industrials — 2.4%
Ryder System, Inc., 2.50%, due 05/11/2020	750,000	759,702

Utilities — 1.6%
PSEG Power LLC, 3.00%, due 06/15/2021	500,000	514,468

Total Corporate Bonds (Cost $3,247,073)		$3,337,991

CLOSED-END FUNDS — 1.0%	Shares	Value
Prudential Short Duration High Yield Fund, Inc. (Cost $291,069)	20,000	$319,800

MONEY MARKET FUNDS — 12.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.27% (b)	3,092,514	$3,092,514
First American Government Obligations Fund - Class Z, 0.25% (b)	775,456	775,456
Total Money Market Funds (Cost $3,867,970)		$3,867,970

Total Investments at Value — 100.8%(Cost $26,525,098)		$32,275,906

Liabilities in Excess of Other Assets — (0.8%)		(270,490)

Net Assets — 100.0%		$32,005,416

ADR - American Depositary Receipt.

(a)	Security covers a written call option.
(b)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2016 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
CenturyLink, Inc.,
10/21/2016 at $35	50	$250	$5,848
ConocoPhillips,
11/18/2016 at $50	60	1,200	11,218
FirstEnergy Corporation,
10/21/2016 at $38	40	200	4,678
Merck & Company, Inc.,
01/20/2017 at $60	40	16,440	7,878
Nucor Corporation,
10/21/2016 at $48	50	11,200	9,519
Procter & Gamble Company (The),
01/20/2017 at $87.5	15	6,255	3,779
Ventas, Inc.,
11/18/2016 at $70	45	13,050	7,288
		$48,595	$50,208

See accompanying notes to financial statements.

14

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2016 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$21,112,985	$26,525,098
At value (Note 2)	$25,694,811	$32,275,906
Cash	—	1,504
Dividends and interest receivable	42,174	61,324
Receivable for investment securities sold	211,182	251,037
Receivable for capital shares sold	2,200	—
Other assets	12,767	12,072
TOTAL ASSETS	25,963,134	32,601,843

LIABILITIES
Written call options, at value (Notes 2 and 5) (premiums received $230,152 and $50,208, respectively)	297,707	48,595
Distributions payable	2,373	9,509
Payable for investment securities purchased	—	500,000
Payable for capital shares redeemed	9,480	14,240
Accrued investment advisory fees (Note 4)	12,127	16,213
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	1,780	2,170
TOTAL LIABILITIES	329,167	596,427

NET ASSETS	$25,633,967	$32,005,416

Net assets consist of:
Paid-in capital	$21,148,678	$25,802,166
Accumulated (distributions in excess of) net investment income	537	(15,416)
Accumulated net realized gains (losses) from security transactions	(29,519)	466,245
Net unrealized appreciation (depreciation) on:
Investments	4,581,826	5,750,808
Written option contracts	(67,555)	1,613
Net assets	$25,633,967	$32,005,416

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,075,237	1,842,195

Net asset value, offering price and redemption price per share (Note 2)	$23.84	$17.37

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2016 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$424,807	$384,075
Foreign withholding taxes on dividends	(2,314)	(2,123)
Interest	—	43,421
TOTAL INVESTMENT INCOME	422,493	425,373

EXPENSES
Investment advisory fees (Note 4)	87,666	112,081
Administration fees (Note 4)	30,000	30,000
Professional fees	9,861	9,861
Trustees’ fees and expenses (Note 4)	5,472	5,472
Registration and filing fees	5,280	4,912
Compliance service fees (Note 4)	4,200	4,200
Custodian and bank service fees	3,971	3,565
Printing of shareholder reports	3,596	2,308
Postage and supplies	2,138	1,376
Insurance expense	539	675
Other expenses	3,891	5,200
TOTAL EXPENSES	156,614	179,650
Fees voluntarily waived by the Adviser (Note 4)	(22,610)	(19,534)
NET EXPENSES	134,004	160,116

NET INVESTMENT INCOME	288,489	265,257

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from:
Security transactions	361,655	731,792
Written option contracts (Note 5)	7,446	13,232
Net change in unrealized appreciation (depreciation) on:
Investments	932,528	797,911
Written option contracts (Note 5)	(22,451)	16,689

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,279,178	1,559,624

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,567,667	$1,824,881

See accompanying notes to financial statements.

16

FBP EQUITY & DIVIDEND PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Sept. 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$288,489	$677,002
Net realized gains from:
Security transactions	361,655	422,266
Written option contracts (Note 5)	7,446	165,687
Net realized gains from in-kind redemptions (Note 2)	—	459,928
Net change in unrealized appreciation (depreciation) on:
Investments	932,528	(2,482,528)
Written option contracts (Note 5)	(22,451)	33,357
Net increase (decrease) in net assets from operations	1,567,667	(724,288)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(289,775)	(676,704)
From net realized gains from security transactions	—	(1,124,422)
Decrease in net assets from distributions to shareholders	(289,775)	(1,801,126)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	380,844	927,125
Net asset value of shares issued in reinvestment of distributions to shareholders	284,686	1,773,837
Payments for shares redeemed	(1,073,510)	(4,193,387)
Net decrease in net assets from capital share transactions	(407,980)	(1,492,425)

TOTAL INCREASE (DECREASE) IN NET ASSETS	869,912	(4,017,839)

NET ASSETS
Beginning of period	24,764,055	28,781,894
End of period	$25,633,967	$24,764,055

ACCUMULATED NET INVESTMENT INCOME	$537	$1,823

CAPITAL SHARE ACTIVITY
Shares sold	16,261	39,293
Shares reinvested	12,184	77,361
Shares redeemed	(46,634)	(179,384)
Net decrease in shares outstanding	(18,189)	(62,730)
Shares outstanding, beginning of period	1,093,426	1,156,156
Shares outstanding, end of period	1,075,237	1,093,426

See accompanying notes to financial statements.

17

FBP APPRECIATION & INCOME OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Sept. 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$265,257	$606,258
Net realized gains from:
Security transactions	731,792	213,815
Written option contracts (Note 5)	13,232	107,759
Net realized gains from in-kind redemptions (Note 2)	—	2,067,015
Net change in unrealized appreciation (depreciation) on:
Investments	797,911	(4,640,221)
Written option contracts (Note 5)	16,689	10,231
Net increase (decrease) in net assets from operations	1,824,881	(1,635,143)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(271,530)	(631,302)
From net realized gains from security transactions	—	(1,742,745)
Decrease in net assets from distributions to shareholders	(271,530)	(2,374,047)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	84,524	634,129
Net asset value of shares issued in reinvestment of distributions to shareholders	251,690	2,267,673
Payments for shares redeemed	(1,552,654)	(6,214,793)
Net decrease in net assets from capital share transactions	(1,216,440)	(3,312,991)

TOTAL INCREASE (DECREASE) IN NET ASSETS	336,911	(7,322,181)

NET ASSETS
Beginning of period	31,668,505	38,990,686
End of period	$32,005,416	$31,668,505

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(15,416)	$(9,143)

CAPITAL SHARE ACTIVITY
Shares sold	4,964	36,037
Shares reinvested	14,797	130,576
Shares redeemed	(90,762)	(358,024)
Net decrease in shares outstanding	(71,001)	(191,411)
Shares outstanding, beginning of period	1,913,196	2,104,607
Shares outstanding, end of period	1,842,195	1,913,196

See accompanying notes to financial statements.

18

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$22.65		$24.89	$24.78	$21.67	$19.10	$20.70

Income (loss) from investment operations:
Net investment income	0.27		0.61	0.50	0.42	0.47	0.23
Net realized and unrealized gains (losses) on investments	1.19		(1.21)	0.57	3.11	2.56	(1.59)
Total from investment operations	1.46		(0.60)	1.07	3.53	3.03	(1.36)

Less distributions:
Dividends from net investment income	(0.27)		(0.61)	(0.51)	(0.42)	(0.46)	(0.24)
Distributions from net realized gains	—		(1.03)	(0.45)	—	—	—
Total distributions	(0.27)		(1.64)	(0.96)	(0.42)	(0.46)	(0.24)

Net asset value at end of period	$23.84		$22.65	$24.89	$24.78	$21.67	$19.10

Total return (a)	6.48	%(b)	(2.31%)	4.23%	16.40%	16.19%	(6.49%)

Net assets at end of period (000’s)	$25,634		$24,764	$28,782	$27,794	$22,570	$23,194

Ratio of total expenses to average net assets	1.25	%(c)	1.19%	1.17%	1.21%	1.29%	1.29%

Ratio of net expenses to average net assets (d)	1.07	%(c)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (d)	2.30	%(c)	2.60%	1.98%	1.82%	2.40%	1.24%

Portfolio turnover rate	9	%(b)	21%	19%	24%	32%	46%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

19

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$16.55		$18.53	$18.97	$17.16	$15.85	$16.35

Income (loss) from investment operations:
Net investment income	0.15		0.31	0.26	0.25	0.29	0.26
Net realized and unrealized gains (losses) on investments	0.82		(1.11)	0.19	2.50	1.61	(0.46)
Total from investment operations	0.97		(0.80)	0.45	2.75	1.90	(0.20)

Less distributions:
Dividends from net investment income	(0.15)		(0.32)	(0.26)	(0.26)	(0.30)	(0.30)
Distributions from net realized gains	—		(0.86)	(0.63)	(0.68)	(0.29)	—
Total distributions	(0.15)		(1.18)	(0.89)	(0.94)	(0.59)	(0.30)

Net asset value at end of period	$17.37		$16.55	$18.53	$18.97	$17.16	$15.85

Total return (a)	5.86	%(b)	(4.48%)	2.36%	16.50%	12.51%	(1.13%)

Net assets at end of period (000’s)	$32,005		$31,669	$38,991	$39,951	$36,825	$39,520

Ratio of total expenses to average net assets	1.12	%(c)	1.05%	1.04%	1.03%	1.06%	1.06%

Ratio of net expenses to average net assets (d)	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (d)	1.66	%(c)	1.75%	1.36%	1.36%	1.83%	1.71%

Portfolio turnover rate	10	%(b)	23%	12%	10%	15%	17%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

20

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Unaudited)

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of other investment companies, including closed-end funds and money market funds, are valued at their net asset value as reported by such companies.

Fixed income securities, including government bonds, corporate bonds and municipal bonds, if any, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy. When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities, including government bonds, corporate bonds and municipal bonds, if any, held by FBP Appreciation & Income Opportunities Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of September 30, 2016, by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$23,742,647	$—	$—	$23,742,647
Money Market Funds	1,952,164	—	—	1,952,164
Total	$25,694,811	$—	$—	$25,694,811

Other Financial Instruments:
Written Call Options	$(297,707)	$—	$—	$(297,707)
Total	$(297,707)	$—	$—	$(297,707)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$24,250,607	$—	$—	$24,250,607
U.S. Government and Agency Bonds	—	499,538	—	499,538
Corporate Bonds	—	3,337,991	—	3,337,991
Closed-End Funds	319,800	—	—	319,800
Money Market Funds	3,867,970	—	—	3,867,970
Total	$28,438,377	$3,837,529	$—	$32,275,906

Other Financial Instruments:
Written Call Options	$(48,595)	$—	$—	$(48,595)
Total	$(48,595)	$—	$—	$(48,595)

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of September 30, 2016, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities held by the Funds as of September 30, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended September 30, 2016 and March 31, 2016 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	9/30/2016	$289,775	$—	$289,775
	3/31/2016	$676,761	$1,124,365	$1,801,126
FBP Appreciation & Income Opportunities Fund	9/30/2016	$271,530	$—	$271,530
	3/31/2016	$631,394	$1,742,653	$2,374,047

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the underlying security. If a closing purchase transaction

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2016:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$21,112,985	$26,525,365
Gross unrealized appreciation	$5,378,083	$7,089,128
Gross unrealized depreciation	(796,257)	(1,338,587)
Net unrealized appreciation on investments	4,581,826	5,750,541
Net unrealized appreciation (depreciation) on written option contracts	(67,555)	1,613
Accumulated ordinary income	2,910	10,420
Accumulated capital and other gains (losses)	(29,519)	450,185
Distributions payable	(2,373)	(9,509)
Accumulated earnings	$4,485,289	$6,203,250

As of September 30, 2016, the tax cost of written option contracts for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund was $230,152 and $50,208, respectively.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2016, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund realized $459,928 and $2,067,015, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held

24

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended March 31, 2013 through March 31, 2016) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2016:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Purchases of investment securities	$2,139,272	$2,211,630
Proceeds from sales and maturities of investment securities	$3,026,258	$3,078,464

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the six months ended September 30, 2016, the Adviser voluntarily waived $22,610 and $19,534 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively. These amounts are not subject to recapture in future periods.

Certain officers and a Trustee of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

25

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Derivatives Transactions

Transactions in call option contracts written by the Funds during the six months ended September 30, 2016, were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of period	1,938	$231,331	930	$142,774
Options written	1,338	211,656	160	30,163
Options cancelled in a closing purchase transaction	(720)	(101,488)	(260)	(41,313)
Options expired	(868)	(69,094)	(290)	(38,317)
Options exercised	(270)	(42,253)	(240)	(43,099)
Options outstanding at end of period	1,418	$230,152	300	$50,208

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding September 30, 2016
Equity call options written	Written call options, at value	$—	$(297,707)	$(5,924,955)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding September 30, 2016
Equity call options written	Written call options, at value	$—	$(48,595)	$(1,479,640)

26

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The average monthly notional amount of option contracts written during the six months ended September 30, 2016 was $6,218,290 and $2,662,391 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

The Funds’ transactions in derivative instruments during the six months ended September 30, 2016 are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative	Location	Net Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Equity Contracts (Call options written)	Net realized gains from written option contracts	$7,446	Net change in unrealized appreciation (depreciation) on written option contracts	$(22,451)

FBP Appreciation & Income Opportunities Fund

Type of Derivative	Location	Net Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Equity Contracts (Call options written)	Net realized gains from written option contracts	$13,232	Net change in unrealized appreciation (depreciation) on written option contracts	$16,689

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

27

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2016 through September 30, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

28

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
FBP Equity & Dividend Plus Fund
Based on Actual Fund Return	$1,000.00	$1,064.80	1.07%	$5.52
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	1.07%	$5.40
FBP Appreciation & Income Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,058.60	1.00%	$5.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	1.00%	$5.05

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

29

THE FLIPPIN, BRUCE & PORTER FUNDS OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

30

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Investment Adviser

Flippin, Bruce & Porter, Inc.

800 Main Street, Second Floor

P.O. Box 6138

Lynchburg, Virginia 24505

Toll-Free 1-800-327-9375

www.fbpfunds.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Toll-Free 1-866-738-1127

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts 02109

Officers

John T. Bruce, President

and Portfolio Manager

John H. Hanna, IV, Vice President
David J. Marshall, Vice President

R. Gregory Porter, III,
Vice President

Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

34

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Semi-Annual Report September 30, 2016 (Unaudited)

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	October 2016

Dear Fellow Shareholders:

We are enclosing for your review the Semi-Annual Reports of The Government Street Funds for the six months ended September 30, 2016.

The Government Street Equity Fund

The Government Street Equity Fund had a positive return of 4.35% for the semi-annual fiscal period ended September 30, 2016. By comparison, the S&P 500 Index and the Morningstar Large Cap Blend Equity category were up 6.40% and 5.03%, respectively.

The recent semi-annual fiscal period gave investors much to think about as they tried to understand the interactions between political campaigns, continued Federal Reserve inaction and an extended slow growth economy. The overall result was a generally upbeat performance in stocks, a continued modest return from bonds and explosion of many people’s anxiety levels as the 24/7 pre-election news coverage rose to unbearable levels.

Large capitalization domestic stocks generally rose. However, there was significant rotation within the eleven economic sectors that make up the group. The most obvious negative moves came in utilities, real estate and other higher income producing securities as prospects for future increases in interest rates became more probable. Energy reasserted itself with the best sector returns as oil markets recovered toward the fifty dollar per barrel level. Health care stocks were generally under pressure as negative election rhetoric focused on pharmaceutical prices and the excessive costs of The Affordable Care Act became obvious.

All in all, it was a very uncomfortable period as uncertainty was pervasive. It is the environment that requires attention to fundamentals and, we believe, a steady and somewhat cautious approach to investing. The adage, “this too shall pass” is a good mantra for the present time. We achieve that with extensive diversification across all economic sectors and with cash reserves adequate to meet positive or negative contingencies. Please refer to the body of your semi-annual report to confirm that approach.

In the meantime, we will maintain a consistent approach until results from the election give us an indication of favorable and unfavorable areas for future investments. Our current level of 5.6% in money market funds acts as a buffer and/or a reserve to address either of the outcomes.

1

The top 10 holdings in The Government Street Equity Fund as of September 30, 2016 were:

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	4.3%
Visa, Inc. - Class A	3.7%
Apple, Inc.	3.5%
JPMorgan Chase & Company	2.7%
MasterCard, Inc. - Class A	2.5%
Lockheed Martin Corporation	2.4%
General Dynamics Corporation	2.3%
United Technologies Corporation	2.2%
Alphabet, Inc. - Class C	2.1%
Alphabet, Inc. - Class A	2.0%

The significant positive individual performances held for the entire six month period as measured by the internal rate of return were:

Security Description	Return
NVIDIA Corporation	93.74%
Spectra Energy Corporation	42.75%
Western Digital Corporation	36.48%
Pioneer Natural Resources Company	31.95%
Quanta Services, Inc.	24.07%
Texas Instruments, Inc.	23.70%

The 5 worst individual performances of securities held for the entire six months measured by the internal rate of return were:

Security Description	Return
Gilead Sciences, Inc.	-13.62%
NIKE, Inc. - Class B	-13.86%
Tractor Supply Company	-24.90%
Goldcorp, Inc.	-28.18%
Stericycle, Inc.	-36.49%

2

The following chart is added to give substance to the economic sector performance that is frequently referred to in these semi-annual letters. Obviously, these sectors are populated with many individual stocks. You may review the component securities in the body of the report.

3/31/16 – 9/30/16	Time Weighted Return (USD)
The Government Street Equity Fund	4.79%
Equity	5.16%
Stock	5.08%
Consumer Discretionary	-4.32%
Consumer Staples	2.85%
Energy	15.16%
Financials	7.04%
Health Care	3.81%
Industrials	3.53%
Information Technology	9.80%
Materials	5.47%
Telecommunication Services	6.16%
Utilities	0.54%
Real Estate	-3.54%
Total	4.79%
S&P 500 Index (Total Return)	6.40%

Note:The investment performances listed for economic sectors and securities are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns.

As of September 30, 2016, the Fund’s net assets were $71,318,138 and the net asset value per share was $63.58. The portfolio turnover rate for the previous six months was 8%. The net expense ratio was 0.86%. The twelve month total return was 9.29%.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund produced a semi-annual fiscal period return, ended September 30, 2016, of 4.84%. By comparison, the S&P MidCap 400 Index and the Morningstar Mid Cap Blend category were up 8.30% and 6.49%, respectively, during the same period. The goal of the Index and your Fund is to demonstrate the results of participating in investments that, in terms of size, are less than the S&P 500, but above the smaller Russell 2000 Index type of securities. Your managers consider these mid cap capitalizations to be a great opportunity to invest in companies that have significant investment futures. They are large enough to have moved beyond the financial and business difficulties of small corporations, but have prospects to grow into the upper tiers of American companies.

Companies in the Fund are impacted by the same general economic environment as the larger capitalization companies. As such, the reviewer should refer to The Government Street Equity Fund’s commentary. The benefit, for investors, is that over longer periods of time, mid capitalization investment results should show greater

3

positive returns for the slightly greater risk that the investor assumes. Diversification in the larger and smaller fund categories is very similar and covers all the same economic areas.

The top 10 holdings in The Government Street Mid Cap Fund as of September 30, 2016 were:

Security Description	% of Net Assets
Mid-America Apartment Communities, Inc.	3.1%
Guggenheim Mid-Cap Core ETF	3.0%
Vanguard Mid-Cap ETF	2.8%
Jack Henry & Associates, Inc.	2.0%
Lam Research Corporation	1.8%
Realty Income Corporation	1.7%
Albemarle Corporation	1.7%
Telefkex, Inc.	1.7%
Nasdaq, Inc.	1.6%
Ross Stores, Inc.	1.6%

The two exchange traded funds (ETFs) are index type investments that provide broad diversification and are used primarily to reduce the risk of the overall portfolio. The investments are highly liquid and can readily provide funds for individual security purchases or to meet any cash needs without disrupting overall diversification or significantly affecting overall portfolio returns.

The most significant positive individual performances of securities held for the entire six month period as measured by the internal rate of return were:

Security Description	Return
NVIDIA Corporation	91.22%
ONEOK, Inc.	77.86%
Packaging Corporation of America	36.50%
Albemarle Corporation	34.92%
Linear Technology Corporation	34.71%

The 5 worst individual performances of securities held for the entire six months measured by the internal rate of return were:

Security Description	Return
Ensign Group. Inc. (The)	-10.58%
Graco, Inc.	-11.13%
VF Corporation	-12.35%
Fastenal Company	-13.59%
Stericycle, Inc.	-35.95%

4

The following chart is added to give substance to the economic sector performance that is frequently referred to in these semi-annual letters. Obviously, these sectors are populated with many individual stocks. You may review the component securities in the body of the report.

3/31/16 – 9/30/16	Time Weighted Return (USD)
The Government Street Mid-Cap Fund	4.85%
Equity	5.82%
Stock	5.67%
Consumer Discretionary	-0.35%
Consumer Staples	-1.04%
Energy	14.92%
Financials	7.42%
Health Care	8.12%
Industrials	0.34%
Information Technology	11.32%
Materials	15.71%
Telecommunication Services	-8.35%
Utilities	2.52%
Real Estate	-1.54%
Total	4.85%
S&P MidCap 400 Index (Total Return)	8.30%

Note:The investment performances listed for economic sectors and securities are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns.

As of September 30, 2016, the net assets of The Government Street Mid-Cap Fund were $45,831,347 and the net asset value per share was $22.81. The portfolio turnover rate for the previous six months was 7%. The net expense ratio was 1.08%. The twelve month total return was 14.07%.

The Alabama Tax Free Bond Fund

The accommodative policies of the Federal Reserve continued to support fixed income prices during the six month period ended September 30, 2016 and municipal bonds generated modestly positive returns. Continued low yields in the bond market have resulted from economic growth concerns, a growing consensus that the Federal Reserve will further delay raising U.S. rates and ongoing heightened demand for perceived low risk assets as a result of the impact of the Brexit vote on June 23, 2016, when the United Kingdom voted to leave the European Union. The result of the vote was a surprise to global financial markets and a rush to “safe haven” investments was beneficial for U. S. Treasury bonds. The yield on the 10-year U.S. Treasury note plunged to 1.37% on July 5th, its lowest closing level in more than 5 years.

Bond yields began to creep higher in August and September and the yield on the 10-year U. S. Treasury note increased to 1.56% at the end of September, 2016. At its meeting on September 21, 2016, the Federal Reserve remained on hold, choosing not to raise the federal funds rate at that time. It did, however, signal that it is on course

5

to raise the rate later this year, likely at the December meeting. The Fed once again lowered its longer-term forecast of future interest rate hikes. It now forecasts just two rate hikes in 2017, down from three hikes forecasted at the June meeting and the four hikes forecasted at the March meeting. For now, flows into bonds are strong and central banks across the developed world remain hesitant to either spook the markets or hinder a still fragile economic recovery by doing more than just paying lip service to a move away from their easy money policies.

Fundamentals in the municipal bond market remained stable with continued growth in state and local government revenues, albeit at a slower pace than in 2015. Municipal bond default rates were consistent with the improving trends from recent years. On a technical basis, demand has generally remained steady though municipal bond performance has been impacted by a sharp increase in supply. Issuers rushed to market ahead of the election and the potential Fed rate hike and new municipal bond issuance reached record levels in August and September. As a result, municipal bonds have lagged the performance of U. S. Treasury securities in recent months and a general shift to a steeper yield curve has led to short term bonds outperforming longer dated issues.

The Alabama Tax Free Bond Fund maintains its focus on high quality, short and intermediate term bonds. More than 99% of the portfolio was invested in securities rated A, AA, or AAA by Moody’s or Standard & Poor’s rating agencies. The duration of the portfolio as of September 30, 2016 was 2.9 years, unchanged from the fiscal year ended March 31, 2016. The Fund’s weighted average maturity was 3.2 years, also unchanged from the end of the fiscal year.

The total return of The Alabama Tax Free Bond Fund for the six month period ended September 30, 2016 was 0.42%. For the same period, the Bloomberg Barclays 3-Year Municipal Bond Index had a return of 0.43% and the Bloomberg Barclays 7-Year Municipal Bond Index returned 1.76%. The net assets of the Fund as of September 30, 2016 were $28,864,076 and the net asset value per share was $10.49. The ratio of net investment income to average net assets during the six months was 1.27% and the net expense ratio was 0.65%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

6

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

7

THE GOVERNMENT STREET EQUITY FUND

PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	4.3%
Visa, Inc. - Class A	3.7%
Apple, Inc.	3.5%
JPMorgan Chase & Company	2.7%
MasterCard, Inc. - Class A	2.5%
Lockheed Martin Corporation	2.4%
General Dynamics Corporation	2.3%
United Technologies Corporation	2.2%
Alphabet, Inc. - Class C	2.1%
Alphabet, Inc. - Class A	2.0%

8

THE GOVERNMENT STREET MID-CAP FUND

PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Mid-America Apartment Communities, Inc.	3.1%
Guggenheim Mid-Cap Core ETF	3.0%
Vanguard Mid-Cap ETF	2.8%
Jack Henry & Associates, Inc.	2.0%
Lam Research Corporation	1.8%
Realty Income Corporation	1.7%
Albemarle Corporation	1.7%
Teleflex, Inc.	1.7%
Nasdaq, Inc.	1.6%
Ross Stores, Inc.	1.6%

9

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Asset Allocation

(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	8.2%
AA	72.9%
A	7.3%
Not Rated	11.6%

10

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 89.5%	Shares	Value
Consumer Discretionary — 9.3%
Comcast Corporation - Class A	20,000	$1,326,800
Dollar Tree, Inc. (a)	8,000	631,440
Home Depot, Inc. (The)	7,200	926,496
Lowe's Companies, Inc.	8,000	577,680
McDonald's Corporation	5,000	576,800
NIKE, Inc. - Class B	13,900	731,835
O'Reilly Automotive, Inc. (a)	1,400	392,154
Ross Stores, Inc.	7,000	450,100
Tractor Supply Company	4,500	303,075
Walt Disney Company (The)	7,925	735,916
		6,652,296
Consumer Staples — 7.2%
Anheuser-Busch InBev SA/NV - ADR	9,500	1,248,395
Coca-Cola Company (The)	12,000	507,840
CVS Health Corporation	9,000	800,910
Kraft Heinz Company (The)	5,378	481,385
McCormick & Company, Inc. - Non-Voting Shares	7,000	699,440
Mondelēz International, Inc. - Class A	18,836	826,900
Procter & Gamble Company (The)	6,000	538,500
		5,103,370
Energy — 6.3%
ConocoPhillips	15,500	673,785
Exxon Mobil Corporation	8,500	741,880
Phillips 66	10,800	869,940
Pioneer Natural Resources Company	7,500	1,392,375
Spectra Energy Corporation	19,000	812,250
		4,490,230
Financials — 10.2%
Aflac, Inc.	11,565	831,177
Berkshire Hathaway, Inc. - Class B (a)	8,000	1,155,760
Brookfield Asset Management, Inc. - Class A	33,500	1,178,530
CME Group, Inc. - Class A	8,500	888,420
Intercontinental Exchange, Inc.	4,000	1,077,440
JPMorgan Chase & Company	29,000	1,931,110
Toronto-Dominion Bank (The)	5,000	222,000
		7,284,437
Health Care— 13.0%
Abbott Laboratories	14,000	592,060
AbbVie, Inc.	11,500	725,305
Amgen, Inc.	2,000	333,620
Becton, Dickinson and Company	621	111,612
Bio-Techne Corporation	9,000	985,500

11

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.5%(Continued)	Shares	Value
Health Care— 13.0%(Continued)
Cardinal Health, Inc.	15,000	$1,165,500
Cerner Corporation (a)	9,000	555,750
Gilead Sciences, Inc.	11,000	870,320
Henry Schein, Inc. (a)	4,500	733,410
Merck & Company, Inc.	14,000	873,740
Pfizer, Inc.	27,000	914,490
Regeneron Pharmaceuticals, Inc. (a)	2,000	804,040
Shire plc - ADR	3,000	581,580
		9,246,927
Industrials— 10.7%
Emerson Electric Company	13,000	708,630
General Dynamics Corporation	10,600	1,644,696
Honeywell International, Inc.	10,000	1,165,900
Lockheed Martin Corporation	7,000	1,678,040
Quanta Services, Inc. (a)	11,500	321,885
Stericycle, Inc. (a)	7,000	560,980
United Technologies Corporation	15,500	1,574,800
		7,654,931
Information Technology— 22.9%
Accenture plc - Class A	9,500	1,160,615
Alphabet, Inc. - Class A (a)	1,800	1,447,308
Alphabet, Inc. - Class C (a)	1,902	1,478,406
Apple, Inc.	22,045	2,492,187
Automatic Data Processing, Inc.	7,500	661,500
Facebook, Inc. - Class A (a)	4,300	551,561
Intel Corporation	12,000	453,000
MasterCard, Inc. - Class A	17,250	1,755,532
Microsoft Corporation	11,000	633,600
NVIDIA Corporation	12,500	856,500
TE Connectivity Ltd.	13,000	836,940
Texas Instruments, Inc.	12,000	842,160
Visa, Inc. - Class A	32,000	2,646,400
Western Digital Corporation	9,000	526,230
		16,341,939
Materials— 4.3%
Dow Chemical Company (The)	11,000	570,130
Ecolab, Inc.	6,000	730,320
Goldcorp, Inc.	8,000	132,160
Newmont Mining Corporation	6,000	235,740
Praxair, Inc.	5,000	604,150
Vulcan Materials Company	7,000	796,110
		3,068,610

12

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.5%(Continued)	Shares	Value
Real Estate— 1.9%
Mid-America Apartment Communities, Inc.	11,394	$1,070,922
Realty Income Corporation	4,500	301,185
		1,372,107
Telecommunication Services— 0.7%
AT&T, Inc.	13,000	527,930

Utilities— 3.0%
Duke Energy Corporation	8,250	660,330
Southern Company (The)	12,000	615,600
WEC Energy Group, Inc.	14,000	838,320
		2,114,250

Total Common Stocks (Cost $38,134,613)		$63,857,027

EXCHANGE-TRADED FUNDS — 4.8%	Shares	Value
SPDR® Gold Shares (a)	3,000	$376,920
Vanguard Mid-Cap ETF	23,600	3,054,784
Total Exchange-Traded Funds (Cost $1,680,711)		$3,431,704

EXCHANGE-TRADED NOTES — 0.3%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $184,436)	6,000	$189,000

MONEY MARKET FUNDS - 5.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.27% (b) (Cost $3,976,134)	3,976,134	$3,976,134

Total Investments at Value— 100.2%(Cost $43,975,894)		$71,453,865

Liabilities in Excess of Other Assets—(0.2%)		(135,727)

Net Assets—100.0%		$71,318,138

ADR - American Depositary Receipt.

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

13

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 88.4%	Shares	Value
Consumer Discretionary — 11.4%
Cracker Barrel Old Country Store, Inc.	2,500	$330,550
Dollar Tree, Inc. (a)	6,995	552,115
Gildan Activewear, Inc.	13,400	374,530
Hasbro, Inc.	7,000	555,310
Leggett & Platt, Inc.	7,000	319,060
Nordstrom, Inc.	3,900	202,332
O'Reilly Automotive, Inc. (a)	1,945	544,814
Panera Bread Company - Class A (a)	2,390	465,381
Ross Stores, Inc.	11,500	739,450
Service Corporation International	15,200	403,408
Tiffany & Company	3,475	252,389
Vail Resorts, Inc.	1,500	235,320
VF Corporation	4,700	263,435
		5,238,094
Consumer Staples—4.5%
Church & Dwight Company, Inc.	9,000	431,280
Edgewell Personal Care Company (a)	4,000	318,080
Energizer Holdings, Inc.	2,500	124,900
J.M. Smucker Company (The)	5,000	677,700
Tyson Foods, Inc. - Class A	7,000	522,690
		2,074,650
Energy—3.2%
Helmerich & Payne, Inc.	4,000	269,200
Oil States International, Inc. (a)	4,000	126,280
ONEOK, Inc.	11,000	565,290
Patterson-UTI Energy, Inc.	22,000	492,140
		1,452,910
Financials—15.9%
Alexander & Baldwin, Inc.	4,000	153,680
Alleghany Corporation (a)	865	454,142
American Financial Group, Inc.	7,600	570,000
Arthur J. Gallagher & Company	9,250	470,548
Axis Capital Holdings Ltd.	5,000	271,650
Bank of Hawaii Corporation	6,500	472,030
Berkley (W.R.) Corporation	6,950	401,432
Brown & Brown, Inc.	9,500	358,245
CME Group, Inc. - Class A	5,735	599,422
Cullen/Frost Bankers, Inc.	4,000	287,760
Eaton Vance Corporation	12,000	468,600
Everest Re Group Ltd.	2,750	522,418
Intercontinental Exchange, Inc.	2,200	592,592
Nasdaq, Inc.	11,000	742,940

14

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 88.4%(Continued)	Shares	Value
Financials—15.9% (Continued)
Old Republic International Corporation	24,400	$429,928
SEI Investments Company	10,500	478,905
		7,274,292
Health Care—12.0%
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	409,525
Bio-Techne Corporation	4,500	492,750
Centene Corporation (a)	11,000	736,560
Charles River Laboratories International, Inc. (a)	4,500	375,030
Chemed Corporation	3,000	423,210
Computer Programs & Systems, Inc.	2,000	52,120
Ensign Group, Inc. (The)	16,000	322,080
Henry Schein, Inc. (a)	3,500	570,430
Illumina, Inc. (a)	2,000	363,320
Laboratory Corporation of America Holdings (a)	2,074	285,134
ResMed, Inc.	6,000	388,740
Teleflex, Inc.	4,500	756,225
Waters Corporation (a)	2,000	316,980
		5,492,104
Industrials—11.3%
AMETEK, Inc.	1,350	64,503
C.H. Robinson Worldwide, Inc.	6,000	422,760
Deluxe Corporation	5,000	334,100
Donaldson Company, Inc.	13,000	485,290
Expeditors International of Washington, Inc.	8,000	412,160
Fastenal Company	11,650	486,737
Graco, Inc.	7,000	518,000
Jacobs Engineering Group, Inc. (a)	5,475	283,167
L-3 Communications Holdings, Inc.	3,000	452,190
Matson, Inc.	4,000	159,520
MSC Industrial Direct Company, Inc. - Class A	6,000	440,460
Pentair plc	2,900	186,296
Snap-on, Inc.	1,475	224,141
Stericycle, Inc. (a)	2,400	192,336
Waste Connections, Inc.	7,000	522,900
		5,184,560
Information Technology—13.8%
ANSYS, Inc. (a)	3,500	324,135
Arrow Electronics, Inc. (a)	10,100	646,097
Broadridge Financial Solutions, Inc.	3,000	203,370
DST Systems, Inc.	5,100	601,392
Harris Corporation	6,000	549,660
Jack Henry & Associates, Inc.	10,500	898,275
Lam Research Corporation	8,500	805,035

15

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 88.4%(Continued)	Shares	Value
Information Technology—13.8%(Continued)
Linear Technology Corporation	7,200	$426,888
Microchip Technology, Inc.	6,000	372,840
National Instruments Corporation	12,000	340,800
NVIDIA Corporation	5,500	376,860
Tech Data Corporation (a)	3,500	296,485
Western Digital Corporation	1,693	98,990
Xilinx, Inc.	7,000	380,380
		6,321,207
Materials—7.2%
Albemarle Corporation	9,000	769,410
Ashland Global Holdings, Inc.	3,000	347,850
Goldcorp, Inc.	9,000	148,680
Martin Marietta Materials, Inc.	3,000	537,330
Newmont Mining Corporation	6,000	235,740
Packaging Corporation of America	7,000	568,820
Scotts Miracle-Gro Company (The) - Class A	5,000	416,350
Steel Dynamics, Inc.	12,000	299,880
		3,324,060
Real Estate—4.8%
Mid-America Apartment Communities, Inc.	15,000	1,409,850
Realty Income Corporation	11,525	771,368
		2,181,218
Telecommunication Services—0.4%
Telephone and Data Systems, Inc.	6,500	176,670

Utilities—3.9%
AmeriGas Partners, L.P.	6,500	296,790
ONE Gas, Inc.	5,000	309,200
SCANA Corporation	8,530	617,316
Vectren Corporation	11,600	582,320
		1,805,626

Total Common Stocks (Cost $22,174,385)		$40,525,391

EXCHANGE-TRADED FUNDS — 6.6%	Shares	Value
Guggenheim Mid-Cap Core ETF	26,000	$1,386,265
SPDR® Gold Shares ETF (a)	2,700	339,228
Vanguard Mid-Cap ETF	9,850	1,274,984
Total Exchange-Traded Funds (Cost $1,909,750)		$3,000,477

16

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED NOTES — 0.4%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $186,183)	6,000	$189,000

MONEY MARKET FUNDS — 4.8%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.27% (b) (Cost $2,186,612)	2,186,612	$2,186,612

Total Investments at Value—100.2%(Cost $26,456,930)		$45,901,480

Liabilities in Excess of Other Assets—(0.2%)		(70,133)

Net Assets—100.0%		$45,831,347

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

17

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 97.5%	Par Value	Value
Alabama Drinking Water Financing Auth., Series A, Rev.,
3.00%, due 08/15/2019	$530,000	$560,740
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	470,000	492,645
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/01/2017	235,000	237,521
4.00%, due 02/01/2017	15,000	15,162
3.75%, due 02/01/2018	190,000	197,175
3.75%, due 02/01/2018	10,000	10,388
Alabama State Public School & College Auth., Capital Improvements, Series D, Rev.,
2.00%, due 09/01/2018	565,000	576,831
Alabama State, Series A, GO,
5.00%, due 08/01/2023	400,000	498,160
Alabaster, AL, Water Rev.,
3.00%, due 09/01/2017	400,000	407,004
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2019	375,000	392,711
Athens, AL, GO, Warrants,
4.00%, due 09/01/2018	300,000	317,163
5.00%, due 04/01/2024	500,000	611,725
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	336,458
5.00%, due 06/01/2020	350,000	399,857
5.00%, due 06/01/2021	200,000	235,172
Auburn, AL, Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	210,780
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	537,160
Baldwin Co., AL, Board of Education, Rev.,
5.00%, due 07/01/2018	590,000	608,644
Baldwin Co., AL, GO, Warrants,
4.00%, due 06/01/2019	200,000	215,828
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	324,525
Birmingham, AL, Waterworks Board, Water Rev.,
5.00%, due 01/01/2017	400,000	404,144
3.625%, due 07/01/2018	250,000	261,237

18

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 97.5%(Continued)	Par Value	Value
Calera, AL, GO, Warrants,
3.00%, due 12/01/2017	$410,000	$419,118
Chambers Co., AL, Gasoline Tax Anticipation, Rev., Warrants,
2.00%, due 11/01/2019	290,000	292,326
Cullman, AL, Board of Education Special Tax School Warrants, Rev.,
2.00%, due 03/01/2023	325,000	333,216
Decatur, AL, Sewer Rev., Warrants,
3.00%, due 08/15/2019	500,000	526,885
Elmore Co., AL, GO, Warrants,
5.00%, due 10/01/2022	415,000	499,008
Florence, AL, Electric Rev., Warrants,
3.50%, due 06/01/2017	515,000	522,766
Florence, AL, GO, Warrants,
4.00%, due 08/01/2018	575,000	604,181
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	753,906
4.00%, due 11/01/2019	225,000	245,293
Homewood, AL, Board of Education, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	507,315
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	514,786
Huntsville, AL, Electric Systems, Rev.,
3.00%, due 12/01/2016	375,000	376,399
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2018	500,000	529,655
Huntsville, AL, Series A, GO, Warrants,
5.00%, due 05/01/2024	665,000	837,820
Huntsville, AL, Series C, GO, Warrants,
4.00%, due 05/01/2022	500,000	576,500
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	586,734
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	207,000
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	225,372

19

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 97.5%(Continued)	Par Value	Value
Madison Co., AL, GO, School Warrants,
5.00%, due 03/01/2025	$500,000	$625,900
Madison Co., AL, GO, Warrants,
4.00%, due 09/01/2021	465,000	524,474
Madison Co., AL, Series A, Water Rev., Warrants,
2.00%, due 07/01/2017	250,000	252,000
Madison Co., AL, Water & Wastewater Board, Rev.,
3.00%, due 12/01/2019	430,000	456,944
Mobile Co., AL, GO, Refunding,
5.00%, due 06/01/2023	520,000	637,931
Mobile, AL, Board of School Commissioners, GO, Warrants,
5.00%, due 03/01/2025	250,000	313,618
Montgomery, AL, GO, Warrants,
2.50%, due 04/01/2021	500,000	508,790
Montgomery, AL, Series A, GO, Warrants,
5.00%, due 02/01/2024	220,000	246,915
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	259,513
Morgan Co., AL, Board of Education, Rev., Capital Outlay Warrants,
4.00%, due 03/01/2019	250,000	266,600
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	320,502
North Alabama Gas District, Rev.,
3.00%, due 06/01/2020	420,000	430,660
Northport, AL, GO, Warrants,
3.00%, due 09/01/2024	385,000	422,630
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	275,000	277,841
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2018	215,000	221,706
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	207,888
5.00%, due 02/01/2019	240,000	261,691
Prattville, AL, GO, Warrants,
5.00%, due 11/01/2022	400,000	483,852
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	294,472
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	613,914

20

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 97.5%(Continued)	Par Value	Value
Sylacauga, AL, Utilities Board, Rev.,
3.00%, due 05/01/2021	$310,000	$333,771
Trussville, AL, GO,
5.00%, due 10/01/2019	400,000	448,856
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	500,000	547,040
University of Alabama, AL, Series A, Rev.,
5.00%, due 07/01/2017	245,000	252,705
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	515,000	534,864
4.00%, due 02/01/2021	500,000	558,110
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	246,418
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	324,278

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds—97.5%(Cost $26,828,271)		$27,283,193

Other Assets in Excess of Liabilities—2.5%		693,265

Net Assets—100.0%		$27,976,458

See accompanying notes to financial statements.

21

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2016 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$43,975,894	$26,456,930	$26,828,271
At value (Note 2)	$71,453,865	$45,901,480	$27,283,193
Cash	3,702	—	466,863
Dividends and interest receivable	44,121	29,075	255,736
Receivable for capital shares sold	1,123	100	—
Other assets	12,460	11,290	10,884
TOTAL ASSETS	71,515,271	45,941,945	28,016,676

LIABILITIES
Distributions payable	3,106	—	189
Payable for capital shares redeemed	110,240	33,278	23,396
Accrued investment advisory fees (Note 4)	68,183	64,028	4,858
Payable to administrator (Note 4)	8,125	5,850	5,600
Other accrued expenses and liabilities	7,479	7,442	6,175
TOTAL LIABILITIES	197,133	110,598	40,218

NET ASSETS	$71,318,138	$45,831,347	$27,976,458

Net assets consist of:
Paid-in capital	$42,891,154	$24,829,695	$27,583,025
Accumulated net investment income	384	133,123	—
Accumulated net realized gains (losses) from security transactions	948,629	1,423,979	(61,489)
Net unrealized appreciation on investments	27,477,971	19,444,550	454,922

Net assets	$71,318,138	$45,831,347	$27,976,458

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,121,740	2,009,255	2,670,863

Net asset value, offering price and redemption price per share (Note 2)	$63.58	$22.81	$10.47

See accompanying notes to financial statements.

22

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2016 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$723,416	$388,958	$537
Foreign withholding taxes on dividends	(9,698)	(597)	—
Interest	—	—	267,758
TOTAL INVESTMENT INCOME	713,718	388,361	268,295

EXPENSES
Investment advisory fees (Note 4)	227,333	177,836	50,263
Administration fees (Note 4)	47,341	32,889	30,000
Professional fees	9,111	9,111	9,861
Account maintenance fees	11,820	7,399	3,735
Trustees’ fees and expenses (Note 4)	5,472	5,472	5,472
Registration and filing fees	4,639	5,012	3,637
Compliance fees (Note 4)	4,476	3,936	3,604
Pricing costs	1,070	1,374	5,700
Custodian and bank service fees	3,675	1,600	2,379
Printing of shareholder reports	3,090	2,011	1,634
Postage and supplies	1,702	1,344	936
Insurance expense	1,489	956	634
Other expenses	3,128	6,247	1,790
TOTAL EXPENSES	324,346	255,187	119,645
Fees voluntarily waived by the Adviser (Note 4)	—	—	(26,299)
NET EXPENSES	324,346	255,187	93,346

NET INVESTMENT INCOME	389,372	133,174	174,949

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	948,665	1,424,043	97
Net realized gains from in-kind redemptions (Note 2)	5,921,508	2,460,854	—
Net change in unrealized appreciation (depreciation) on investments	(4,110,215)	(1,714,051)	(51,411)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,759,958	2,170,846	(51,314)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,149,330	$2,304,020	$123,635

See accompanying notes to financial statements.

23

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Six Months Ended Sept. 30, 2016 (Unaudited)	Year Ended March 31, 2016	Six Months Ended Sept. 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$389,372	$803,645	$133,174	$218,695
Net realized gains from security transactions	948,665	1,606,478	1,424,043	1,166,270
Net realized gains from in-kind redemptions (Note 2)	5,921,508	4,095,529	2,460,854	1,026,289
Net change in unrealized appreciation (depreciation) on investments	(4,110,215)	(8,631,939)	(1,714,051)	(1,931,731)
Net increase (decrease) in net assets from operations	3,149,330	(2,126,287)	2,304,020	479,523

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(399,185)	(843,753)	(37,550)	(224,883)
From net realized capital gains on security transactions	(565,163)	(2,693,418)	(390,734)	(2,378,680)
Decrease in net assets from distributions to shareholders	(964,348)	(3,537,171)	(428,284)	(2,603,563)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	376,989	2,078,093	617,441	3,026,439
Net asset value of shares issued in reinvestment of distributions to shareholders	948,318	3,467,306	421,052	2,468,857
Payments for shares redeemed	(12,499,036)	(13,353,311)	(5,629,808)	(6,722,777)
Net decrease in net assets from capital share transactions	(11,173,729)	(7,807,912)	(4,591,315)	(1,227,481)

TOTAL DECREASE IN NET ASSETS	(8,988,747)	(13,471,370)	(2,715,579)	(3,351,521)

NET ASSETS
Beginning of period	80,306,885	93,778,255	48,546,926	51,898,447
End of period	$71,318,138	$80,306,885	$45,831,347	$48,546,926

ACCUMULATED NET INVESTMENT INCOME	$384	$10,197	$133,123	$37,499

CAPITAL SHARE ACTIVITY
Shares sold	6,027	33,300	27,600	141,863
Shares reinvested	15,262	54,228	18,697	113,586
Shares redeemed	(200,758)	(208,341)	(249,027)	(304,039)
Net decrease in shares outstanding	(179,469)	(120,813)	(202,730)	(48,590)
Shares outstanding, beginning of period	1,301,209	1,422,022	2,211,985	2,260,575
Shares outstanding, end of period	1,121,740	1,301,209	2,009,255	2,211,985

See accompanying notes to financial statements.

24

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Alabama Tax Free Bond Fund
	Six Months Ended Sept. 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$174,949	$368,596
Net realized gains from security transactions	97	1,775
Net change in unrealized appreciation (depreciation) on investments	(51,411)	13,033
Net increase in net assets from operations	123,635	383,404

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(174,949)	(368,599)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	510,813	1,580,300
Net asset value of shares issued in reinvestment of distributions to shareholders	165,265	340,322
Payments for shares redeemed	(1,512,382)	(3,040,766)
Net decrease in net assets from capital share transactions	(836,304)	(1,120,144)

TOTAL DECREASE IN NET ASSETS	(887,618)	(1,105,339)

NET ASSETS
Beginning of period	28,864,076	29,969,415
End of period	$27,976,458	$28,864,076

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	48,575	150,997
Shares reinvested	15,730	32,502
Shares redeemed	(144,132)	(290,450)
Net decrease in shares outstanding	(79,827)	(106,951)
Shares outstanding, beginning of period	2,750,690	2,857,641
Shares outstanding, end of period	2,670,863	2,750,690

See accompanying notes to financial statements.

25

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$61.72		$65.95	$62.78	$53.61	$50.42	$48.00

Income (loss) from investment operations:
Net investment income	0.33		0.61	0.67	0.62	0.64	0.47
Net realized and unrealized gains (losses) on investments	2.34		(2.17)	6.55	9.17	4.21	2.66
Total from investment operations	2.67		(1.56)	7.22	9.79	4.85	3.13

Less distributions:
Dividends from net investment income	(0.34)		(0.64)	(0.64)	(0.61)	(0.64)	(0.48)
Distributions from net realized gains	(0.47)		(2.03)	(3.41)	(0.01)	(1.02)	(0.23)
Total distributions	(0.81)		(2.67)	(4.05)	(0.62)	(1.66)	(0.71)

Net asset value at end of period	$63.58		$61.72	$65.95	$62.78	$53.61	$50.42

Total return (a)	4.35	%(b)	(2.46%)	11.87%	18.34%	9.93%	6.67%

Net assets at end of period (000’s)	$71,318		$80,307	$93,778	$94,287	$81,689	$72,268

Ratio of total expenses to average net assets	0.86	%(c)	0.85%	0.84%	0.84%	0.85%	0.87%

Ratio of net investment income to average net assets	1.03	%(c)	0.95%	1.02%	1.06%	1.29%	1.01%

Portfolio turnover rate	8	%(b)	17%	26%	36%	38%	36%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

26

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$21.95		$22.96	$21.68	$18.26	$16.26	$15.89

Income from investment operations:
Net investment income	0.07		0.10	0.10	0.09	0.10	0.04
Net realized and unrealized gains on investments	0.99		0.11	2.02	3.46	2.05	0.37
Total from investment operations	1.06		0.21	2.12	3.55	2.15	0.41

Less distributions:
Dividends from net investment income	(0.02)		(0.10)	(0.07)	(0.11)	(0.11)	(0.04)
Distributions from net realized gains	(0.18)		(1.12)	(0.77)	(0.02)	(0.04)	(0.00	)(a)
Total distributions	(0.20)		(1.22)	(0.84)	(0.13)	(0.15)	(0.04)

Net asset value at end of period	$22.81		$21.95	$22.96	$21.68	$18.26	$16.26

Total return (b)	4.84	%(c)	1.04%	10.14%	19.43%	13.35%	2.59%

Net assets at end of period (000’s)	$45,831		$48,547	$51,898	$54,875	$45,918	$39,843

Ratio of total expenses to average net assets	1.08	%(d)	1.07%	1.05%	1.06%	1.08%	1.09%

Ratio of net investment income to average net assets	0.56	%(d)	0.46%	0.47%	0.43%	0.63%	0.29%

Portfolio turnover rate	7	%(c)	20%	16%	10%	12%	18%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

27

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.49		$10.49	$10.51	$10.63	$10.64	$10.45

Income (loss) from investment operations:
Net investment income	0.06		0.13	0.14	0.15	0.18	0.23
Net realized and unrealized gains (losses) on investments	(0.02)		0.00 (a)	(0.02)	(0.12)	(0.01)	0.19
Total from investment operations	0.04		0.13	0.12	0.03	0.17	0.42

Less dividends from net investment income	(0.06)		(0.13)	(0.14)	(0.15)	(0.18)	(0.23)

Net asset value at end of period	$10.47		$10.49	$10.49	$10.51	$10.63	$10.64

Total return (b)	0.42	%(c)	1.28%	1.14%	0.28%	1.64%	4.04%

Net assets at end of period (000’s)	$27,976		$28,864	$29,969	$32,630	$33,265	$24,719

Ratio of total expenses to average net assets	0.83	%(d)	0.82%	0.79%	0.76%	0.76%	0.80%

Ratio of net expenses to average net assets (e)	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets (e)	1.22	%(d)	1.27%	1.32%	1.41%	1.70%	2.17%

Portfolio turnover rate	8	%(c)	13%	6%	10%	7%	18%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

28

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each a diversified fund and The Alabama Tax Free Bond Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including exchange-traded funds and money market funds, are valued at their net asset value as reported by such companies.

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last

29

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy. When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

30

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2016, by security type:

The Government Street Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$63,857,027	$—	$—	$63,857,027
Exchange-Traded Funds	3,431,704	—	—	3,431,704
Exchange-Traded Notes	189,000	—	—	189,000
Money Market Funds	3,976,134	—	—	3,976,134
Total	$71,453,865	$—	$—	$71,453,865

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$40,525,391	$—	$—	$40,525,391
Exchange-Traded Funds	3,000,477	—	—	3,000,477
Exchange-Traded Notes	189,000	—	—	189,000
Money Market Funds	2,186,612	—	—	2,186,612
Total	$45,901,480	$—	$—	$45,901,480

The Alabama Tax Free Fund:	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$27,283,193	$—	$27,283,193

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks by sector type. As of September 30, 2016, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends for The Government Street Equity Fund and The Government Street Mid-Cap Fund have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond

31

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Dividends and distributions are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the periods ended September 30, 2016 and March 31, 2016 was as follows:

	Period Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Capital Gains	Total Distributions
The Government Street Equity Fund	09/30/16	$399,185	$—	$565,163	$964,348
	03/31/16	$843,753	$—	$2,693,418	$3,537,171
The Government Street Mid-Cap Fund	09/30/16	$37,550	$—	$390,734	$428,284
	03/31/16	$263,265	$—	$2,340,298	$2,603,563
The Alabama Tax Free Bond Fund	09/30/16	$—	$174,949	$—	$174,949
	03/31/16	$—	$368,599	$—	$368,599

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

32

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2016:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$43,975,894	$26,456,930	$26,828,271
Gross unrealized appreciation	$27,637,902	$19,640,150	$456,749
Gross unrealized depreciation	(159,931)	(195,600)	(1,827)
Net unrealized appreciation	27,477,971	19,444,550	454,922
Accumulated ordinary income	3,490	133,123	189
Accumulated capital and other gains (losses)	948,629	1,423,979	(61,489)
Distributions payable	(3,106)	—	(189)
Total distibutable earnings	$28,426,984	$21,001,652	$393,433

As of March 31, 2016, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $24,704 and a long-term capital loss carryforward for federal income tax purposes of $36,882, both of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

During the six months ended September 30, 2016, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $5,921,508 and $2,460,854, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended March 31, 2013 through March 31, 2016) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

33

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2016:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Purchases of investment securities	$5,644,744	$3,281,862	$2,176,927
Proceeds from sales and maturities of investment securities	$16,345,147	$6,896,925	$2,325,000

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the six months ended September 30, 2016, the Adviser voluntarily limited the total annual operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $26,299 of its investment advisory fees from The Alabama Tax Free Bond Fund during the six months ended September 30, 2016. This amount is not subject to recapture in future periods.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

34

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

35

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2016 through September 30, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

36

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2016	Ending Account Value Sept. 30, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,043.50	0.86%	$4.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.70	0.86%	$4.34
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,048.40	1.08%	$5.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	1.08%	$5.45
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,004.20	0.65%	$3.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.75	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, muliplied by 183/366 (to reflect the one-half year period).

37

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38

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The Government Street Funds No-Load Mutual Funds

Investment Adviser

Leavell Investment Management, Inc.

210 St. Joseph Street

Mobile, AL 36602

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

1-866-738-1125

Legal Counsel

Sullivan & Worcester LLP

One Post Office Square

Boston, MA 02109

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Board of Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Portfolio Managers

Thomas W. Leavell,

The Government Street Equity Fund

The Government Street Mid-Cap Fund

Timothy S. Healey,

The Alabama Tax Free Bond Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

SEMI-ANNUAL REPORT

September 30, 2016
(Unaudited)

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

Richmond, Virginia

LETTER TO SHAREHOLDERS	November 15, 2016

The Jamestown Equity Fund

For the six month period ended September 30, 2016, The Jamestown Equity Fund rose 3.17% compared to 6.40% for the S&P 500 Index. The equity market continued the rally off the February lows until the surprise Brexit vote in the United Kingdom caused a selloff in late June. The equity market, however, quickly recovered from the Brexit decline as the Federal Reserve decided not to raise interest rates given the market and economic uncertainty. While quarter-to-quarter economic growth has been somewhat volatile, the economy continues to expand at a modest pace of about 2%. Inflation has begun to increase slightly and rates across the Treasury curve increased after the low immediately following the Brexit vote.

Earnings on the S&P 500 companies are set to report a light increase after several quarters of declines caused largely by the decline in oil prices. Outside of earnings for energy companies, the rest of the companies in the S&P 500 have been posting low to middle single digit increases. Earnings are expected to increase at a faster pace beginning in the last quarter of the calendar year as many companies lag the impact of the stronger U.S. dollar and falling oil prices. Earnings growth will be the primary driver if equity prices are going to continue to rise given somewhat elevated valuations. The S&P 500 currently trades at over 17X forecasted earnings for 2017. This valuation is elevated compared to the average of slightly over 15X earnings in the past 10 years. Valuations are supported by continued low interest rates, and the dividend yield on the S&P 500 remains above that of the 10 year Treasury.

We expect to see continued volatility in equity prices as investors look for better earnings growth while facing the likelihood that the Federal Reserve will raise interest rates later this year. In addition, investors are faced with concerns over the U.S. election and modest economic growth. While the Federal Reserve is largely expected to raise interest rates later this year, monetary policy remains accommodative around the globe due to the quantitative easing policies ongoing at a number of Central Banks.

The Fund lagged the S&P 500’s return due to the impact of sector and stock selection. As interest rates came down though out the world, investors migrated into low volatility, dividend paying stocks. Many of these types of stocks are in the Utilities, Consumer Staples, and Real Estate sectors of the market where the Fund remains underweight given very modest growth rates and elevated valuations. At the end of September, low volatility stocks in the S&P 500 were trading at their highest valuation levels since 2000. Stock selection was most challenging in the Health Care and Financials sectors. The Health Care sector came under pressure as pricing concerns rose, and the Financials sector was hurt by the decline in interest rates around the globe.

At the end of September 2016, the greatest sector overweights in the portfolio, relative to benchmark weightings, were in the Consumer Discretionary and Health Care sectors. The largest sector underweights in the Fund remain in the Utilities, Real Estate, and the Consumer Staples sectors.

1

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the six month period ended September 30, 2016, The Jamestown Tax Exempt Virginia Fund (the “Fund”) earned a total return of 0.95%. By comparison, the Bloomberg Barclays 1-10 Year Municipal Blend Index returned 1.33% for the period. As of September 30, 2016, the Fund’s SEC 30-day yield was 1.19%, which is a taxable equivalent yield of 2.10% for investors in the maximum 43.4% federal income tax bracket.

The U.S. economy experienced tepid growth during the first six months of 2016 with real GDP expanding by 1.1%. Real growth improved to 2.9% annual pace in the third quarter, according to the government’s advance estimate, led by consumer spending. The U.S. labor market is essentially at full employment, with the unemployment rate hovering around 5.0% and steady growth in nonfarm payrolls. The inflation rate has inched upward in 2016 as oil prices rebounded. Core prices, excluding food and energy, have been running above 2.0% for the past nine months. Monetary policy remained accommodative through the period. The Federal Reserve (the “Fed”) has refrained from increasing short-term interest rates in 2016, although markets are anticipating one rate hike by the end of 2016.

Municipal bond prices generally rose during the second calendar quarter of 2016, continuing the rally from the first quarter when yields fell sharply. Yields bottomed, and bond prices peaked in early July after the Brexit vote surprised markets. Subsequently, bonds reversed direction during the third quarter and yields drifted higher. The sell-off accelerated in September on the weight of record supply in the primary market. Heavy secondary market selling was evident in short maturity bonds due to liquidations from tax-exempt money market funds ahead of changes to money fund pricing. Over the fiscal six month period, the municipal yield curve flattened somewhat as yields increased about 20 basis points in the short end and fell about 20 basis points in the 10-year maturity range. Quality spreads were little changed during the period.

Interest income contributed to the Fund’s return for the reporting period, while the Fund’s ending net asset value was unchanged from the beginning of the period. The return was negatively affected by the underperformance of the short end of the municipal yield curve. At September 30, 2016, the Fund’s average stated maturity was 5.2 years, down from 5.6 years at the beginning of the period, while the effective duration decreased slightly to 3.9 years from 4.0 years.

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

2

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns (for periods ended September 30, 2016)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund(a)	8.44%	13.28%	5.81%
Standard & Poor’s 500® Index	15.43%	16.37%	7.24%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Tax Exempt Virginia Fund
and the Bloomberg Barclays 1-10 Year Municipal Blend Index*

	Average Annual Total Returns (for periods ended September 30, 2016)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund(a)	2.86%	1.77%	2.98%
Bloomberg Barclays 1-10 Year Municipal Blend Index	3.40%	2.95%	4.04%

*

The Bloomberg Barclays 1-10 Year Municipal Blend Index is an unmanaged, market value-weighted index which covers the short and intermediate components of the U.S. investment-grade tax-exempt bond market.

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	3.4%
	Vanguard Information Technology ETF	2.7%
	CVS Health Corporation	2.7%
	JPMorgan Chase & Company	2.4%
	Discover Financial Services	2.4%
	Chevron Corporation	2.4%
	AT&T, Inc.	2.3%
	Thermo Fisher Scientific, Inc.	2.3%
	Consumer Staples Select Sector SPDR® Fund (The)	2.3%
	Cisco Systems, Inc.	2.2%

Sector Concentration vs. the S&P 500® Index

5

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
September 30, 2016 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (% of Bonds)
30-day SEC Yield	1.19%
Tax-Equivalent Yield	2.10%*
Average Maturity (years)	5.2
Average Duration (years)	3.9
Average Quality	AA
Number of Issues	55
* Assumes a maximum 43.4% federal tax rate.

Credit Quality (% of Bonds)	Sector Diversification (% of Bonds)

6

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

COMMON STOCKS — 86.6%	Shares	Value
Consumer Discretionary — 15.5%
Amazon.com, Inc. (a)	825	$690,781
Comcast Corporation - Class A	12,100	802,714
Dollar Tree, Inc. (a)	6,500	513,045
Home Depot, Inc. (The)	5,500	707,740
Lennar Corporation - Class A	15,250	645,685
Lowe's Companies, Inc.	4,930	355,995
Priceline Group, Inc. (The) (a)	300	441,447
Royal Caribbean Cruises Ltd.	7,400	554,630
TJX Companies, Inc. (The)	4,700	351,466
Walt Disney Company (The)	7,100	659,306
		5,722,809
Consumer Staples — 5.8%
CVS Health Corporation	11,000	978,890
PepsiCo, Inc.	6,400	696,128
Procter & Gamble Company (The)	5,000	448,750
		2,123,768
Energy — 5.6%
Chevron Corporation	8,500	874,820
Exxon Mobil Corporation	6,300	549,864
Hess Corporation	12,200	654,164
		2,078,848
Financials — 13.5%
Ameriprise Financial, Inc.	6,200	618,574
Chubb Ltd.	3,500	439,775
Discover Financial Services	15,500	876,525
Invesco Ltd.	16,500	515,955
JPMorgan Chase & Company	13,500	898,965
Morgan Stanley	17,000	545,020
PNC Financial Services Group, Inc. (The)	7,800	702,702
Wells Fargo & Company	8,000	354,240
		4,951,756
Health Care — 15.3%
Abbott Laboratories	10,000	422,900
Aetna, Inc.	6,500	750,425
Allergan plc (a)	2,500	575,775
AmerisourceBergen Corporation	2,400	193,872
Amgen, Inc.	4,000	667,240
McKesson Corporation	3,800	633,650
Merck & Company, Inc.	13,000	811,330
Thermo Fisher Scientific, Inc.	5,400	858,924
UnitedHealth Group, Inc.	5,000	700,000
		5,614,116

7

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 86.6% (Continued)	Shares	Value
Industrials — 9.9%
Delta Air Lines, Inc.	13,000	$511,680
Eaton Corporation plc	8,800	578,248
General Electric Company	25,000	740,500
Nielsen Holdings plc	13,500	723,195
Norfolk Southern Corporation	5,000	485,300
United Technologies Corporation	6,100	619,760
		3,658,683
Information Technology — 17.0%
Alphabet, Inc. - Class A (a)	975	783,959
Alphabet, Inc. - Class C (a)	1,000	777,290
Apple, Inc.	11,000	1,243,550
Cisco Systems, Inc.	26,000	824,720
Microsoft Corporation	11,500	662,400
Oracle Corporation	18,000	707,040
QUALCOMM, Inc.	8,300	568,550
TE Connectivity Ltd.	10,700	688,866
		6,256,375
Materials — 1.7%
Eastman Chemical Company	9,000	609,120

Telecommunication Services — 2.3%
AT&T, Inc.	21,250	862,962

Total Common Stocks (Cost $20,741,550)		$31,878,437

EXCHANGE-TRADED FUNDS — 5.0%	Shares	Value
Consumer Staples Select Sector SPDR® Fund (The)	15,700	$835,397
Vanguard Information Technology ETF	8,300	999,071
Total Exchange-Traded Funds (Cost $1,747,294)		$1,834,468

8

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 8.5%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 0.26% (b) (Cost $3,135,662)	3,135,662	$3,135,662

Total Investments at Value — 100.1%(Cost $25,624,506)		$36,848,567

Liabilities in Excess of Other Assets — (0.1%)		(53,342)

Net Assets — 100.0%		$36,795,225

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

9

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS September 30, 2016 (Unaudited)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 84.3%	Par Value	Value
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	$300,000	$303,186
5.00%, due 01/01/2024	250,000	299,342
5.00%, due 01/01/2025	460,000	575,621
City of Norfolk, Virginia, Series A, GO,
5.00%, due 10/01/2026	200,000	260,820
City of Winchester, Virginia, GO,
5.00%, due 09/01/2027	125,000	157,588
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022,
prerefunded 05/15/2019 @ 100	750,000	829,695
Fairfax Co., Virginia, Sewer, Revenue,
4.50%, due 07/15/2030,
prerefunded 07/15/2021 @ 100	250,000	291,042
Fairfax Co., Virginia, Water, Revenue,
5.00%, due 04/01/2027	500,000	596,770
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022,
prerefunded 04/01/2018 @ 100	400,000	424,800
5.00%, due 07/01/2026	500,000	626,795
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue,
5.00%, due 01/01/2027,
prerefunded 01/01/2021 @ 100	400,000	467,540
Hampton, Virginia, GO,
5.00%, due 04/01/2025	500,000	603,255
Harrisonburg, Virginia, GO,
5.00%, due 07/15/2022	350,000	424,550
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020,
prerefunded 05/01/2019 @ 100	350,000	386,662
5.00%, due 05/01/2022,
prerefunded 05/01/2019 @ 100	430,000	475,043
James City, Virginia, Water & Sewer, Revenue,
5.00%, due 01/15/2026	250,000	322,037
Louisa, Virginia, Industrial Dev. Authority, Poll Control Revenue,
2.15%, due 11/01/2035	200,000	205,932
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	697,025
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	278,820

10

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 84.3% (Continued)	Par Value	Value
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019,
prerefunded 02/01/2017 @ 100	$500,000	$507,130
Newport News, Virginia, GO,
5.00%, due 07/15/2025	350,000	450,135
Northern Virginia Transportation Authority, Special Tax, Revenue,
5.00%, due 06/01/2026	400,000	496,376
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	223,015
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	573,300
Rappahannock, Virginia, Regional Jail Authority, Revenue,
5.00%, due 10/01/2024	300,000	378,000
Roanoke, Virginia, Public Improvement, Series A, GO,
5.00%, due 07/15/2025	400,000	493,540
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	351,711
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2023	400,000	492,576
Stafford Co., Virginia, Public Improvement, GO,
5.00%, due 08/01/2026	375,000	482,276
Suffolk, Virginia, Public Improvement, GO,
5.00%, due 02/01/2022	400,000	481,408
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	264,345
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	205,000	223,577
5.00%, due 07/01/2027	350,000	446,667
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	277,135
5.00%, due 03/01/2023	300,000	371,319
4.00%, due 04/01/2027	205,000	231,888
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	574,735
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 03/01/2019	250,000	274,390
4.00%, due 09/01/2026	500,000	573,395

11

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 84.3% (Continued)	Par Value	Value
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Revenue,
5.00%, due 03/15/2023	$500,000	$598,455
5.00%, due 03/15/2025	500,000	608,570
Virginia Small Business Financing Authority, Healthcare Facilities, Revenue,
5.00%, due 11/01/2017	250,000	261,042
Virginia State Housing Dev. Authority, Revenue,
3.05%, due 07/01/2021	200,000	214,642
Virginia State Public School Authority, Revenue,
5.00%, due 08/01/2023	500,000	608,930
5.00%, due 07/15/2026	300,000	373,122
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	537,445
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021,
prerefunded 10/01/2019 @ 100	500,000	560,595
Virginia State Resources Authority, Infrastructure, Revenue,
5.00%, due 11/01/2024,
prerefunded 11/01/2018 @ 100	405,000	439,530
5.00%, due 11/01/2024,
prerefunded 11/01/2018 @ 100	35,000	37,984
5.00%, due 11/01/2024	60,000	64,944
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	150,000	183,257
Virginia State, Series B, GO,
5.00%, due 06/01/2017	250,000	257,038
Washington Co., Virginia, Revenue,
4.00%, due 12/01/2025	350,000	415,079
Western Virginia Regional Jail Authority, Revenue,
5.00%, due 12/01/2023	250,000	309,198

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $20,777,502)		$21,863,272

WASHINGTON, D.C. REVENUE BONDS — 2.1%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $502,813)	$500,000	$538,265

12

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 1.8%	Shares	Value
SPDR® Nuveen Barclays Short Term Municipal Bond ETF	2,500	$122,125
VanEck Vectors ETF	14,000	344,260
Total Exchange-Traded Funds (Cost $467,750)		$466,385

MONEY MARKET FUNDS — 11.7%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 0.26% (a) (Cost $3,030,524)	3,030,524	$3,030,524

Total Investments at Value — 99.9%(Cost $24,778,589)		$25,898,446

Other Assets in Excess of Liabilities — 0.1%		15,161

Net Assets — 100.0%		$25,913,607

(a)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to financial statements.

13

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2016 (Unaudited)

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$25,624,506	$24,778,589
At value (Note 2)	$36,848,567	$25,898,446
Dividends and interest receivable	24,417	259,198
Receivable for capital shares sold	1,919	50,000
Other assets	9,885	9,600
TOTAL ASSETS	36,884,788	26,217,244

LIABILITIES
Distributions payable	5,807	1,780
Payable for investment securities purchased	15,250	260,392
Payable for capital shares redeemed	42,598	30,767
Accrued investment advisory fees (Note 4)	18,080	3,153
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	2,128	1,845
TOTAL LIABILITIES	89,563	303,637

NET ASSETS	$36,795,225	$25,913,607

Net assets consist of:
Paid-in capital	$24,247,454	$24,796,858
Accumulated net investment income	1,162	—
Accumulated net realized gains (losses) from security transactions	1,322,548	(3,108)
Net unrealized appreciation on investments	11,224,061	1,119,857
Net assets	$36,795,225	$25,913,607

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,837,703	2,539,017

Net asset value, offering price and redemption price per share (Note 2)	$20.02	$10.21

See accompanying notes to financial statements.

14

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2016 (Unaudited)

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$366,635	$2,897
Interest	—	327,229
TOTAL INVESTMENT INCOME	366,635	330,126

EXPENSES
Investment advisory fees (Note 4)	121,395	51,042
Administration fees (Note 4)	30,000	30,000
Professional fees	9,111	9,861
Trustees’ fees and expenses (Note 4)	5,472	5,472
Compliance service fees (Note 4)	4,200	4,200
Custodian and bank service fees	4,320	2,785
Account maintenance fees	2,109	3,535
Pricing costs	725	4,605
Registration and filing fees	3,302	1,994
Printing of shareholder reports	3,748	1,407
Postage and supplies	2,154	1,203
Other expenses	4,275	2,776
TOTAL EXPENSES	190,811	118,880
Fees voluntarily waived by the Adviser (Note 4)	(7,387)	(30,833)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(6,000)	—
NET EXPENSES	177,424	88,047

NET INVESTMENT INCOME	189,211	242,079

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on security transactions	1,418,824	6,214
Capital gain distributions from regulated investment companies	—	573
Net change in unrealized appreciation (depreciation) on investments	(423,892)	(9,980)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	994,932	(3,193)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,184,143	$238,886

See accompanying notes to financial statements.

15

THE JAMESTOWN EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Sept. 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$189,211	$293,553
Net realized gains on security transactions	1,418,824	308,030
Net realized gains from in-kind redemptions (Note 2)	—	1,079,680
Net change in unrealized appreciation (depreciation) on investments	(423,892)	(3,978,103)
Net increase (decrease) in net assets from operations	1,184,143	(2,296,840)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(197,761)	(281,968)
From net realized gains from security transactions	(114,384)	(1,610,525)
Decrease in net assets from distributions to shareholders	(312,145)	(1,892,493)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	—	15,513,703
Proceeds from shares sold	297,094	976,998
Net asset value of shares issued in reinvestment of distributions to shareholders	291,086	1,798,593
Payments for shares redeemed	(2,346,690)	(6,014,160)
Net increase (decrease) in net assets from capital share transactions	(1,758,510)	12,275,134

TOTAL INCREASE (DECREASE) IN NET ASSETS	(886,512)	8,085,801

NET ASSETS
Beginning of period	37,681,737	29,595,936
End of period	$36,795,225	$37,681,737

ACCUMULATED NET INVESTMENT INCOME	$1,162	$9,712

CAPITAL SHARE ACTIVITY
Shares received in conjunction with fund merger (Note 1)	—	738,504
Shares sold	15,181	50,176
Shares reinvested	14,870	87,142
Shares redeemed	(117,959)	(301,261)
Net increase (decrease) in shares outstanding	(87,908)	574,561
Shares outstanding, beginning of period	1,925,611	1,351,050
Shares outstanding, end of period	1,837,703	1,925,611

See accompanying notes to financial statements.

16

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended Sept. 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment income	$242,079	$547,481
Net realized gains (losses) on security transactions	6,214	(358)
Capital gain distributions from regulated investment companies	573	1,310
Net change in unrealized appreciation (depreciation) on investments	(9,980)	65,449
Net increase in net assets from operations	238,886	613,882

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(242,079)	(547,481)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	744,083	956,558
Net asset value of shares issued in reinvestment of distributions to shareholders	217,772	490,264
Payments for shares redeemed	(691,786)	(2,561,366)
Net increase (decrease) in net assets from capital share transactions	270,069	(1,114,544)

TOTAL INCREASE (DECREASE) IN NET ASSETS	266,876	(1,048,143)

NET ASSETS
Beginning of period	25,646,731	26,694,874
End of period	$25,913,607	$25,646,731

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	72,691	93,889
Shares reinvested	21,253	48,415
Shares redeemed	(67,476)	(252,646)
Net increase (decrease) in shares outstanding	26,468	(110,342)
Shares outstanding, beginning of period	2,512,549	2,622,891
Shares outstanding, end of period	2,539,017	2,512,549

See accompanying notes to financial statements.

17

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$19.57		$21.91	$22.47	$19.60	$17.73	$16.54

Income (loss) from investment operations:
Net investment income	0.10		0.16	0.16	0.15	0.15	0.09
Net realized and unrealized gains (losses) on investments	0.52		(1.18)	1.96	4.30	1.93	1.21
Total from investment operations	0.62		(1.02)	2.12	4.45	2.08	1.30

Less distributions:
Dividends from net investment income	(0.11)		(0.16)	(0.16)	(0.15)	(0.15)	(0.11)
Distributions from net realized gains	(0.06)		(1.16)	(2.52)	(1.43)	(0.06)	—
Total distributions	(0.17)		(1.32)	(2.68)	(1.58)	(0.21)	(0.11)

Net asset value at end of period	$20.02		$19.57	$21.91	$22.47	$19.60	$17.73

Total return (a)	3.17	%(b)	(4.96%)	10.14%	23.55%	11.84%	7.89%

Net assets at end of period (000’s)	$36,795		$37,682	$29,596	$30,746	$28,316	$27,703

Ratio of total expenses to average net assets	1.02	%(c)	1.03%	1.09%	1.07%	1.11%	1.11%

Ratio of net expenses to average net assets (d)	0.95	%(c)(e)	1.00%	1.05%	1.03%	1.06%	1.06%

Ratio of net investment income to average net assets (d)	1.01	%(c)(e)	0.82%	0.71%	0.72%	0.81%	0.56%

Portfolio turnover rate	16	%(b)	50%	29%	21%	28%	28%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).
(e)	Ratio was determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2016 (Unaudited)		Years Ended March 31,
			2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.21		$10.18	$10.16	$10.47	$10.57	$10.25

Income (loss) from investment operations:
Net investment income	0.10		0.21	0.24	0.26	0.26	0.29
Net realized and unrealized gains (losses) on investments	(0.00	)(a)	0.03	0.02	(0.30)	(0.06)	0.32
Total from investment operations	0.10		0.24	0.26	(0.04)	0.20	0.61

Less distributions:
Dividends from net investment income	(0.10)		(0.21)	(0.24)	(0.26)	(0.27)	(0.29)
Distributions from net realized gains	—		—	—	(0.01)	(0.03)	(0.00	)(a)
Total distributions	(0.10)		(0.21)	(0.24)	(0.27)	(0.30)	(0.29)

Net asset value at end of period	$10.21		$10.21	$10.18	$10.16	$10.47	$10.57

Total return (b)	0.95	%(c)	2.40%	2.61%	(0.37%)	1.88%	6.03%

Net assets at end of period (000’s)	$25,914		$25,647	$26,695	$26,284	$27,782	$30,063

Ratio of total expenses to average net assets	0.93	%(d)	0.90%	0.88%	0.88%	0.76%	0.77%

Ratio of net expenses to average net assets (e)	0.69	%(d)	0.69%	0.69%	0.69%	0.69%	0.69%

Ratio of net investment income to average net assets (e)	1.90	%(d)	2.08%	2.38%	2.59%	2.50%	2.75%

Portfolio turnover rate	6	%(c)	11%	16%	1%	15%	2%

(a)	Amount rounds to less than a $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2016 (Unaudited)

1. Organization

The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Jamestown Equity Fund is a diversified fund and The Jamestown Tax Exempt Virginia Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

On July 29, 2015, The Jamestown Equity Fund consummated a tax-free merger with The Jamestown Balanced Fund, previously a series of the Trust, as approved by the Board of Trustees on May 19, 2015. Pursuant to the terms of the agreement governing the merger, each share of The Jamestown Balanced Fund was converted into an equivalent dollar amount of shares of The Jamestown Equity Fund, based on the net asset value of The Jamestown Equity Fund and The Jamestown Balanced Fund as of July 28, 2015 ($21.01 and $14.07, respectively), resulting in a conversion ratio of 0.669654 shares of The Jamestown Equity Fund for each share of The Jamestown Balanced Fund. The Jamestown Equity Fund issued 738,504 shares to shareholders of The Jamestown Balanced Fund. The basis of the assets transferred from The Jamestown Balanced Fund reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of The Jamestown Equity Fund and The Jamestown Balanced Fund as of the merger date were $28,889,235 and $15,513,703, respectively, including unrealized appreciation on investments of $11,999,716 and $3,528,216, respectively. The Jamestown Balanced Fund’s net assets at the time of the merger included accumulated realized capital losses of $25,176. Total net assets of The Jamestown Equity Fund immediately after the merger were $44,402,938.

Assuming the acquisition had been completed on April 1, 2015, the beginning of the annual reporting period of The Jamestown Equity Fund, The Jamestown Equity Fund's pro forma results of operation for the year ended March 31, 2016, are as follows:

Net Investment Income	Net Realized Losses and Net Change in Unrealized Depreciation on Investments	Net Decrease in Net Assets Resulting from Operations
$ 342,730	$ (2,602,705)	$ (2,259,975)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Jamestown Balanced Fund that has been included in The Jamestown Equity Fund's Statement of Operations since July 29, 2015.

20

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks, are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including exchange-traded funds and money market funds, are valued at their net asset value as reported by such companies.

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy. When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

21

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2016, by security type:

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$31,878,437	$—	$—	$31,878,437
Exchange-Traded Funds	1,834,468	—	—	1,834,468
Money Market Funds	3,135,662	—	—	3,135,662
Total	$36,848,567	$—	$—	$36,848,567

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$22,401,537	$—	$22,401,537
Exchange-Traded Funds	466,385	—	—	466,385
Money Market Funds	3,030,524	—	—	3,030,524
Total	$3,496,909	$22,401,537	—	$25,898,446

Refer to The Jamestown Equity Fund’s Schedule of Investments for a listing of the common stocks by sector type. As of September 30, 2016, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income and capital gain distributions are recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends received by The Jamestown Equity Fund, if any, have been recorded in accordance with the Fund's understanding of the appropriate country's rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The

22

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2016 and March 31, 2016 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Equity Fund	9/30/16	$197,761	$114,384	$—	$312,145
	3/31/16	$281,968	$1,610,525	$—	$1,892,493
The Jamestown Tax Exempt Virginia Fund	9/30/16	$—	$—	$242,079	$242,079
	3/31/16	$—	$—	$547,481	$547,481

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

23

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributable earnings at September 30, 2016 was as follows:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Tax cost of portfolio investments	$25,713,936	$24,778,589
Gross unrealized appreciation	$11,486,895	$1,122,847
Gross unrealized depreciation	(352,264)	(2,990)
Net unrealized appreciation	11,134,631	1,119,857
Accumulated ordinary income	6,969	—
Accumulated tax exempt income	—	1,780
Accumulated capital and other gains (losses)	1,411,978	(3,108)
Distributions payable	(5,807)	(1,780)
Accumulated earnings	$12,547,771	$1,116,749

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended March 31, 2016, The Jamestown Equity Fund realized $1,079,680 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

As of March 31, 2016, The Jamestown Tax Exempt Virginia Fund had a long-term capital loss carryforward of $9,895 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (tax years ended March 31, 2013 through March 31, 2016) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

24

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2016:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$5,360,096	$1,338,851
Proceeds from sales and maturities of investment securities	$7,639,465	$2,559,852

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the six months ended September 30, 2016, the Adviser voluntarily limited the total annual operating expenses of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund to .95% and .69% of its average daily net assets, respectively; accordingly, the Adviser voluntarily waived $7,387 and $30,833 of its investment advisory fees during the six months ended September 30, 2016 for The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, respectively. These amounts are not subject to recapture in future periods.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chair);

25

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Equity Fund, a portion of the Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the brokerage arrangement totaled $6,000 for The Jamestown Equity Fund for the six months ended September 30, 2016.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

26

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2016 through September 30, 2016).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund's ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

27

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,031.70	0.95%	$4.83
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.25	0.95%	$4.80
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,009.50	0.69%	$3.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.55	0.69%	$3.49

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

28

THE JAMESTOWN FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

1802 Bayberry Court

Suite 400

Richmond, Virginia 23226

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts 02109

Board of Trustees

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Robert S. Harris, Ph.D.

Harris V. Morrissette

Elizabeth W. Robertson

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required
Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary and Chief Compliance Officer

Date	December 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President
(FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	December 5, 2016

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President
(The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	December 5, 2016

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President
(The Jamestown Equity Fund)

Date	December 5, 2016

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)

Date	December 5, 2016

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund)

Date	December 5, 2016

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	December 5, 2016

*	Print the name and title of each signing officer under his or her signature.